Proxy Statement Pursuant to Section 14(a)
                         of the Securities Exchange Act of 1934
                                    (Amendment No.   )


Filed by the Registrant  /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/   /          Preliminary Proxy Statement
/   /          Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
/ X /          Definitive Proxy Statement
/   /          Definitive Additional Materials
/   /          Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                             RECYCLING INDUSTRIES, INC.
                ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate Box:)

/ X /  No fee required.
/   /  $125 Per Exchange Act Rules 0-4 (c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2).
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       14a-6(i)(3).
/   /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
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            pursuant to Exchange Act Rule O-11:
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       (5)  Total fee paid:






/   /       Fee paid previously with preliminary materials.
/   /       Check box if any part of the fee is offset as provided by Exchange
            Act
            Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:
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

                           RECYCLING INDUSTRIES, INC.
                      384 Inverness Drive South, Suite 211
                           Englewood, Colorado 80112


-------------------------------------------------------------------------------

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held November 17, 1997

------------------------------------------------------------------------------
-



TO THE SHAREHOLDERS OF RECYCLING INDUSTRIES, INC.:

     The Annual Meeting of Shareholders of Recycling Industries, Inc., a Colorado corporation, ("Recycling" or the "Company") will be held at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado 80112 Colorado, at 8:00 a.m. Mountain Standard Time, on November 17, 1997, to consider and/or take action on the following matters:

     1. To elect a board of six directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified;

     2. To amend the Company's articles of incorporation to remove provisions concerning "Substantial Shareholders";

     3.     To approve the 1995 Non-Statutory Stock Option Plan;

     4.     To approve the 1995 Non-Employee Director Stock Option Plan;

     5.     To approve the 1997 Executive Stock Option Plan; and

     6. To transact such other and further business as may properly come before the meeting or any postponements or adjournments thereof.

     The discussion of the proposals set forth above is intended as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement.

     Only shareholders of record at the close of business on September 15, 1997 are entitled to notice of and to vote at the Meeting or any postponements or adjournments thereof.


     All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and promptly return the enclosed proxy. Shareholders who execute proxies retain the right to revoke them at any time prior to voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.


                         By Order of the Board of Directors,

                           /s/    Thomas J. Wiens
                        ---------------------------------------------------
                         Thomas J. Wiens, Chairman



                            YOUR VOTE IS IMPORTANT

                         RECYCLING INDUSTRIES, INC.
                    384 Inverness Drive South, Suite 211
                          Englewood, Colorado 80112


-------------------------------------------------------------------------------

                               PROXY STATEMENT
                    FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON NOVEMBER 17, 1997

-------------------------------------------------------------------------------
                                                               October 16, 1997


                            GENERAL INFORMATION

     This Proxy Statement is furnished to shareholders of Recycling
Industries, Inc. ("Recycling" or the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders of the Company (the "Meeting") and any postponements or adjournments thereof. The Meeting will be held at 8:00 a.m. Mountain Standard Time, at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado 80112, on November 17, 1997, for the purposes set forth in the Notice of Annual Meeting of Shareholders. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card (collectively the "Proxy Materials") will be first mailed to the shareholders on or about October 16, 1997.

     As of the close of business on September 15, 1997, the record date for entitlement to notice of and vote at the Meeting, the Company had outstanding 14,534,000 shares of common stock, $.001 par value per share (the "Common Stock"), and 10,000 shares of Series D Convertible Preferred Stock, without par value (the "Series D Preferred"). The presence, in person or by proxy, of holders of a majority of the shares of Common Stock entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting, and with respect to Proposal Two below, including the presence in person or by proxy of holders of a majority of the shares of Series D Preferred entitled to vote at the meeting constitutes a quorum with respect to that proposal. Each share of Common Stock outstanding on the record date is entitled to one vote on each matter presented at the Meeting, and each share of Series D Preferred is entitled to one vote with respect to Proposal Two as presented at the Meeting.

     Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum for the transaction of business at the Meeting, but will not be considered as votes cast in determining whether a matter has been approved by the shareholders. Any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof will not be counted as voting on the particular matter.

     Any shareholder who has given a proxy may revoke it at any time before it is voted by (i) giving notice of the revocation to the Secretary of the Company; (ii) filing another proxy with the Secretary; or (iii) attending the Meeting and voting in person. All properly executed and unrevoked proxies delivered pursuant to this solicitation, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

     The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of the Company's Common Stock for whom they hold shares and will reimburse them for their reasonable expenses in so doing.


                    PROPOSAL ONE -- ELECTION OF DIRECTORS

     The bylaws of the Company provide that the Board of Directors may consist of not less than two nor more than nine directors as may be established from time to time by the Board of Directors. By resolution, the Board of Directors may at any time increase the number of Directors, to a maximum of nine, and appoint persons to fill these positions to serve until the next annual meeting of shareholders after such appointment. The Board of Directors has set the number of directors at six.

     Management recommends that the persons named below be elected as directors of the Company and it is intended that the accompanying proxy will be voted for the election as directors of the six persons named below, unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, if any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by management.

Nominees for Election as Directors
----------------------------------

     The following table contains information concerning each nominee for election as a director of the Company


                                   POSITIONS AND                FIRST BECAME
NAME                   AGE     OFFICES WITH COMPANY               A DIRECTOR
----------------------------------------------------------------------------
--
Thomas J. Wiens         45     Chairman of the Board,             Since 1992
                               Chief Executive Officer

Luke F. Botica          47     Vice Chairman, Director            Since 1997

Brian L. Klemsz         38     Director, Chief Financial          Since 1996
                                  Officer, Treasurer

Jerome B. Misukanis     54     Director (1)(2)                    Since 1994

Graydon H. Neher        47     Director (1)(2)                    Since 1995

Barry D. Plost          50     Director (1)                       Since 1995

----------

(1)     Member of Audit Committee
(2)     Member of the Compensation Committee

     Each director is elected to hold office until the next annual meeting of shareholders, and until his successor is elected and qualified.

INFORMATION CONCERNING EACH NOMINEE FOR ELECTION AS DIRECTOR AND THE COMPANY'S EXECUTIVE OFFICERS:

Nominees for Director
---------------------

     THOMAS J. WIENS. Mr. Wiens has served as Chairman of the Board and Chief Executive Officer of the Company since its inception. Mr. Wiens has served as President of First Dominion Holdings, Inc. since 1987. Prior to founding the Company, Mr. Wiens was involved in various entrepreneurial pursuits including banking, communications, insurance and retail. Mr. Wiens has over ten years of experience in the recycling industry. Mr. Wiens received a BA in Political Science from American University and a MDIV from Yale University. Mr. Wiens serves on the Board of Advisors of the Yale Divinity School and on the boards of directors of various charitable organizations.

     LUKE BOTICA. Mr. Botica was elected to the Board of Directors of the Company in February 1997, and has served as Vice Chairman of the Company since September 1997. Mr. Botica has 24 year of senior, hands-on experience in fast paced companies including over $776 million in financings, IPOs, private placements, and commercial bank and lease facilities. His industry experience includes: solid waste, hazardous waste, manufacturing, retailing, distribution, processing, high-tech, software, bio-tech, telecommunications, credit card processing, leasing, transportation, health care, government, real estate development and regulated and non-regulated utilities. From November 1996 to September 1997, Mr. Botica served as the Senior Vice President and Chief Financial Officer of Donnelley Enterprise Solutions, Inc. Mr. Botica served as Senior Vice President - Finance and Chief Financial Officer of Allied Waste Industries, Inc. from 1993 through 1995, and as Vice President - Corporate Development and Planning for Chemical Waste Management, Inc. from 1990 through 1993.

     BRIAN L. KLEMSZ. Mr. Klemsz has served as a Director, Chief Financial Officer and Treasurer since August 1996. Prior to joining the Company, Mr. Klemsz served in various management positions for eight years with Advanced Energy Industries, Inc., a provider of power conversion and control equipment for the semiconductor and optical coating industries. Mr. Klemsz has over 15 years of experience in operations management, management information systems and finance. Mr. Klemsz received a BS in Business Administration from the University of Colorado, an MS in Finance from Colorado State University and an MS in Accounting from Colorado State University. Mr. Klemsz is a Certified Public Accountant and is Certified in Production and Inventory Management by the American Production and Inventory Control Society.

     JEROME B. MISUKANIS. Mr. Misukanis has served as a member of the Company's Board of Directors since March 1994 and served as Treasurer and Chief Financial Officer from February 1996 to August 1996. Since 1991 Mr. Misukanis has been a principal of Misukanis and Dodge, P.A., CPA, a public accounting firm. Mr. Misukanis has worked in the recycling industry for 12 years. Mr. Misukanis received a BA in accounting from the University of St. Thomas and graduated from the Harvard Business School's Executive Management Program. Mr. Misukanis also attended the William Mitchell College of Law. Mr. Misukanis is a Certified Public Accountant.

     GRAYDON H. NEHER. Mr. Neher was elected to the Board of Directors in June 1995. Mr. Neher has been President and a director of Chemco, Inc., a privately-held oil and gas company since 1980. Mr. Neher is a director of Compa Food Ministry, a non-profit food bank. Mr. Neher received a BA degree from the University of Puget Sound.

     BARRY D. PLOST. Mr. Plost was elected to the Board of Directors of the Company in December 1995. Mr. Plost has served as Chairman, President and Chief Executive Officer of SeraCare, Inc., a group of plasma collection centers, since February 1996. Previously, Mr. Plost was with David Barrett, Inc., a management consulting firm, from 1994 to 1996. Mr. Plost was President and Chief Executive Officer of Country Wide Transportation Services, Inc., a transportation and distribution company from 1991 to 1994. Mr. Plost is a director of Care Concepts, Inc. Mr. Plost received a BA in Political Science from the University of Illinois and an MBA from Loyola University.


Executive Officers
------------------

     JOHN E. MCKIBBEN. Mr. McKibben, age 57, has served as Vice President-Administration of the Company since October 1996. Prior to joining the Company, Mr. McKibben was Vice President-Administration of National Material Trading, a division of National Material L.P. and a major broker of scrap iron and steel and importer of iron substitutes for scrap. Previously, Mr. McKibben served in various executive capacities in his over 30 years in the metals recycling industry with Antrim Metals Recycling, Inc., and The David J. Joseph Company. Mr. McKibben received his BS degree in Industrial Management from the University of Cincinnati.

     HAROLD "SKIP" J. ROUSTER. Mr. Rouster, age 48, has served as Vice President and Chief Operating Officer since September, 1997. Prior to joining the Company, Mr. Rouster worked for The David J. Joseph Company, the largest scrap metal recycling and brokerage company in the United States, with annual revenues of over $1.7 billion, for 22 years most recently serving as Vice President of Operations and Engineering. Mr. Rouster's experience includes involvement in 15 start-up operations and acquisitions. He led The David J. Joseph Company's entry into the steel-mill service business and was involved in the development of innovative approaches in scrap shredding technology and non-ferrous reclamation. Prior to joining The David J. Joseph Company, Mr. Rouster worked for Proctor and Gamble for 5 years in sales administration and product administration.

Information Concerning the Board of Directors
---------------------------------------------

     The Board of Directors held 23 meetings, including 5 meetings by telephone, during the fiscal year ended September 30, 1996, and acted by unanimous written consent 18 times. Each director attended more than 75 percent of the meetings of the Board of Directors during the period which he served.

Audit Committee
---------------

     The Board of Directors has established an Audit Committee comprised of Messrs. Neher, Plost and Misukanis. The Audit Committee had 1 meeting and consulted several times with each other and the Company's auditors by telephone during the fiscal year ended September 30, 1996. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans of the audit engagement, approves professional services provided by the independent accountants, reviews the independence of the independent public accountants and reviews the adequacy of the Company's internal accounting controls.

Compensation Committee
----------------------

     In February 1997, the Board of Directors established a Compensation Committee comprised of Messrs. Misukanis, Neher and Botica. Upon becoming an officer of the Company on September 18, 1997, Mr. Botica resigned from the Compensation Committee. The Compensation Committee determines compensation for the Company's executive officers in addition to administering the Company's stock option plans.


                            EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

     The table below sets forth the compensation, for the past three fiscal years, as received by all executive officers of the Company who earned in excess of $100,000 during the fiscal year ended September 30, 1996. The Company has no restricted stock award or long-term incentive plans.:


                             ANNUAL COMPENSATION
                            ---------------------

                                                                  LONG TERM
                                                OTHER ANNUAL    COMPENSATION
NAME AND PRINCIPAL         YEAR      SALARY     COMPENSATION       OPTIONS
POSITION                              ($)           ($)              (#)
----------------------------------------------------------------------------
Thomas J. Wiens,           1996      222,000        ---              ---
Chief Executive Officer    1995      205,000     1,257,197 (1)       ---
and Chairman of the Board  1994      147,000 (1)    ---              ---


Michael I. Price (2)       1996      210,000        ---              ---
Chief Operating Officer    1995      142,000        ---          150,000 (3)
and President              1994      112,000 (4)    ---                  (3)

----------

(1) Although accrued, the Company did not pay any cash compensation to Mr. Wiens during fiscal 1994. During fiscal 1995, the unpaid 1994 salary of $147,000 was forgiven by Mr. Wiens along with the transfer of certain technology to the Company in exchange for the right to acquire shares of the Company's Common Stock, which right was exercised on August 8, 1995. The amount reported as "Other Annual Compensation" represents the difference between the purchase price of the Common Stock under such right and the market value of the Common Stock on August 8, 1995 related to the forgiven salary.

(2) On August 4, 1997, the Board of Directors removed Mr. Price from his positions as Chief Operating Officer and President of the Company.

(3) Represents options originally granted to Mr. Price in fiscal 1994 and repriced in 1995.

(4) Paid during fiscal 1995.


Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table
--------------------------------------------------------------------------

     No stock options were exercised during the fiscal year ended September 30, 1996 by executive officers named in the Summary Compensation table. The table below sets forth the number of shares covered by both exercisable and non-exercisable stock options as of September 30, 1996 and the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the price of the Common Stock at September 30, 1996:


                                               NUMBER OF
                                               SECURITIES     VALUE OF
                                               UNDERLYING    UNEXERCISED
                                              UNEXERCISED      IN-THE
                      SHARES                   OPTIONS AT    MONEY OPTIONS
                      ACQUIRED     VALUE       YEAR-END ($) AT YEAR-END (#)
                    ON EXERCISE   REALIZED    EXERCISABLE/   EXERCISABLE/
NAME                    (#)          ($)      UNEXERCISABLE  UNEXERCISABLE
----------------------------------------------------------------------------

Thomas J. Wiens        ---          ---           ---            ---

Michael I. Price       ---          ---       150,000/0       277,500/0


Compensation of Directors
-------------------------

     Directors who are not officers of the Company receive an annual fee of $7,500 for their services in that capacity and $1,500 for each Board of Directors or committee meeting attended. In addition, Directors who are not officers of the Company will be granted options under the Company's 1995 Non-Employee Director Stock Option Plan, described below. All directors are reimbursed for travel expenses incurred in attending meetings.

Performance Graph
-----------------

     The following graph compares the cumulative total return of the Company's Common Stock during the four year period for which the Company's Common Stock has been publicly traded beginning September 30, 1992 and ending September 30, 1996, with the NASDAQ CRSP Index for US Companies (the "NASDAQ CRSP") and a peer group of other public companies that are in similar businesses as the Company (the "Recycling Industry Peer Group"). Each index assumes the investment of $100 at the close of trading on September 30, 1992 and the investment of dividends.

          Measurement
          Period (Fiscal                NASDAQ           Recycling Industry
          Year Covered)     RECY         CRSP               Peer Group
---------------------------------------------------------------------------
          1992             100.00      100.00                100.00
          1993              25.00      130.98                111.64
          1994              28.57      132.05                 98.64
          1995              22.17      182.39                123.20
          1996              15.71      216.44                116.23


     The Company's Common Stock has been listed on the NASDAQ National Market System since July 18, 1996 under the symbol "RECY." Prior to its approval for listing on the NASDAQ National Market, the Common Stock was quoted on the NASDAQ SmallCap Market under the symbol "RECY."

     Historically, the majority of the Company's shares have been held by management. The number of unrestricted shares of Common Stock has historically been relatively low in relation to the total number of shares issued and, therefore, trading in the Common Stock has been limited. As a result, the Company believes the historical market quotations for the Common Stock are not a reliable indicator of value.

     The following graph compares the revenue of the Company during a five year period beginning with the fiscal year ended September 30, 1992, and ending September 30, 1996, with a peer group of other public companies that are in similar businesses as the Company (the "Recycling Industry Peer Group"). The Recycling Industry Peer Group is indexed from a base line of 100 for fiscal 1992 revenues to provide a comparison of revenue growth between the Company and the Peer Group.


          Measurement
          Period (Fiscal       RECY                Recycling Industry
          Year Covered)    (in millions)           Peer Group Indexed
----------------------------------------------------------------------
          1992                 0.00                      100.00
          1993                 0.00                      131.27
          1994                 4.80                      143.21
          1995                13.80                      181.20
          1996                27.60                      196.64


Board Report on Compensation
----------------------------

     The Compensation Committee of the Board of Directors (the "Committee") is composed of two outside directors. The Committee is responsible for developing and establishing compensation policies and the levels of compensation to be paid to the Company's executive officers. In addition, the Committee has responsibility for the administration of the Company's stock option plans. The Committee, in conjunction with the Chief Executive Officer of the Company, have used information published by a nationally recognized compensation and benefits consulting firm to assist the Company in developing competitive compensation practices.

     The focus for the Compensation Committee when setting compensation for the executive staff has been to set up rewards for increasing the revenues and the profitability of the Company. The Compensation Committee believes that linking compensation to increases in revenues and profitability will align the interests of the executive staff and the shareholders of the Company. The Company's strategy is to acquire companies in the recycling industry and to that end the Compensation Committee has granted options with provisions directly tied to the increase of revenues. The options granted under the 1997 Executive Stock Option Plan have vesting rights directly tied to reaching significantly increased levels of revenue. Approximately sixty perecent of the options granted under this plan vest once the Company reports annualized revenues of $250,000,000 and the Company is profitable. The remainder of the options granted vest once the Company reports annualized revenues of $350,000,000 and the Company is profitable. The Compensation Committee believes these are attainable vesting criteria that will in turn directly benefit the shareholders of the Company.

     The objectives of the Company's executive compensation program are to attract and retain highly qualified executives, and to motivate them to maximize shareholder returns by achieving both short-term and long-term strategic Company goals. The three basic components of the executive compensation program are base salary, annual incentive bonus dependent on corporate performance, and stock options.

     Base Salary

     Executive officers are compensated within salary ranges that generally are competitive with ranges for similar positions in companies of comparable size and complexity to the Company. The actual salary of each officer is based upon individual contribution and is in keeping with the Company's total compensation objectives described above.

     Annual Incentive Bonus

     The Committee also authorizes annual cash bonuses for executive officers of the Company, based upon the compensation objective described above. For fiscal 1996, no bonuses were paid to the executive officers of the Company.

     Stock Options

     The stock option program which includes the 1995 Non-Statutory Stock Option Plan and the 1997 Executive Stock Option Plan, is the Company's principal long-term incentive plan for executive officers. The objectives of the stock options are to align executive and shareholder long-term interest by creating a strong and direct link between executive compensation and shareholder return, and to create incentives for executives to remain with the Company for the long-term. For during fiscal 1996, options to acquire up to 300,000 shares of common stock at an effective price of $2.87 per share were granted to one executive officer of the Company under the 1995 Non-statutory Stock Option Plan, which is subject to shareholder approval.

     Chief Executive Officer Compensation

     Mr. Wiens' compensation is set annually within the range approved by the Committee, which is based on similar positions in comparable companies as well as information provided by a nationally recognized compensation and benefits consulting firm. Mr. Wiens' base compensation was increased for fiscal 1996 by approximately 8.3% from 1995 to $222,000. Mr. Wiens did not receive an incentive bonus or additional stock options in fiscal 1996.

                                        Compensation Committee


                                        Graydon H. Neher
                                        Jerome B. Misukanis


Executive Employment Agreement
------------------------------

     On July 1, 1997, the Company entered into a five-year employment agreement with its Chairman and Chief Executive Officer, Thomas J. Wiens, (the "Employment Agreement"). The Employment Agreement provides for an annual base salary of $288,000 and annual bonuses in an amount to be determined by the Compensation Committee. The Employment Agreement also provides the Company will loan Mr. Wiens up to $1,925,000, to be advanced in increments of $100,000 (increased by $15,000 for each advance) upon the closing of each acquisition of a new operating facility subsequent to June 23, 1997 (the "Loan"). The amount advanced upon the closing of each acquisition may be increased depending upon the annual revenues of the business being acquired by the Company. The Loan bears interest at prime plus 2% with interest payable annually on or before December 31st of each year during the term of the Loan, commencing December 15, 1998. The Loan matures on July 1, 2004. As of the date of this Proxy Statement, the Company has advanced Mr. Wiens $85,000 under the terms of the Loan and Mr. Wiens may request additional advances of up to $295,000 on or before October 1, 1997.

     The employment agreement also provides that the Company will provide a one million dollar life insurance policy on Mr. Wiens payable to his spouse or lineal descendants.

     If Mr. Wiens terminates his employment with the Company for "good reason" or is terminated without cause, the Company shall pay to Mr. Wiens
(i) the base salary and bonus, if any, through the date of termination; (ii) the amount of base salary that would have been paid through the expiration of the initial five-year term of the Employment Agreement; and (iii) an amount equal to the pro-rata portion of the prior year's annual bonus through the date of termination. In addition, all amounts advanced to Mr. Wiens under the Loan shall be forgiven by the Company and the Company shall pay to Mr. Wiens an amount equal to the income taxes payable by him as a result of such forgiveness. For purposes of the Employment Agreement, "good reason" generally means a material diminishment in Mr. Wiens' duties, any material breach by the Company of any of the provisions of the Employment Agreement, or any reduction, or attempted reduction, at any time during the term of the Employment Agreement, of Mr. Wiens' base salary unless: (i) such reduction is part of an overall proportional reduction in the compensation of the Company's executive officers implemented by the Board of Directors; or (ii) in his capacity as a Director, Mr. Wiens recommends or approves the reduction.

     If Mr. Wiens' employment is terminated within two years of a "hostile change in control" of the Company, the Company will pay to Mr. Wiens an amount equal to the greater of amount of base salary that would have been paid through the expiration of the initial five-year term of the Employment Agreement or 2.99 times the sum of the base salary payable on the date of termination plus the annual bonus paid to Mr. Wiens during the last full fiscal year. In addition, all amounts advanced to Mr. Wiens under the Loan shall be forgiven by the Company and the Company shall pay to Mr. Wiens an amount equal to the income taxes payable by him as a result of such forgiveness. For purposes of the Employment Agreement, a "hostile change in control" is defined as the completion of a tender offer is not recommended for acceptance to the shareholders of the Company by the Board of Directors.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                            OWNERS AND MANAGEMENT


     The table below sets forth, as of September 30, 1997, the number of shares of Common Stock beneficially owned by each director and each executive officer of the Company named in the Summary Compensation Table, named individually, all executive officers and directors as a group and all beneficial owners of more than five percent of the Common Stock and the Series D Preferred. The following shareholders have sole voting and investment power with respect to their holdings unless otherwise noted.:


                                                  Amount
                 Name and Address of            Beneficially         Percent of
Title of Class   Beneficial Owner                 Owned                Class
----------------------------------------------------------------------------
Common Stock     Linder Growth Fund              1,000,000             6.9%
                 c/o Ryback Management Corp.
                 7711 Carondelet Avenue,
                 Box 16900
                 St. Louis, MO 63105

Series D         Nathan S. Addlestone                5,031            50.3%
Preferred        P.O. Drawer 979
                 Charleston, SC  26402

Series D         Susan Berlijn                       2,485            24.9%
Preferred        P.O. Drawer
                 Charleston, SC  26402

Series D         Keith Rosen                         2,484            24.8%
Preferred        P.O. Drawer 979
                 Charleston, SC  26402

CERTAIN DIRECTORS
       AND
EXECUTIVE OFFICERS

Common Stock     Thomas J. Wiens                 2,284,103 (1)        15.7%
                 384 Inverness Dr. South,
                 Ste. 211
                 Englewood, CO  80112

Common Stock     Michael I. Price                   14,000               *
                 384 Inverness Dr. South,
                 Ste. 211
                 Englewood, CO 80112

Common Stock     John E. McKibben                   10,000               *
                 384 Inverness Dr. South,
                 Ste. 211
                 Englewood, CO  80112

Common Stock     Brian L. Klemsz                    10,000               *
                 384 Inverness Dr. South,
                 Ste. 211
                 Englewood, CO  80112

Common Stock     Jerome B. Misukanis                42,500 (2)           *
                 384 Inverness Dr. South,
                 Ste. 211
                 Englewood, CO  80112

Common Stock     Graydon H. Neher                   35,800 (3)           *
                 384 Inverness Dr. South,
                 Ste. 211
                 Englewood, CO  80112

Common Stock     Barry D. Plost                     33,000 (4)           *
                 384 Inverness Dr. South,
                 Ste. 211
                 Englewood, CO  80112

Common Stock     All executive officers and
                 directors as a group
                 (nine persons)                  2,588,103            17.8%

----------
* Less than one percent


(1) Includes 1,664 shares owned by Real Heroes, Inc., a non-profit corporation controlled by Thomas J. Wiens, and 227,414 shares owned by First Dominion Holdings, Inc., a corporation controlled by Thomas J. Wiens.
(2) Includes 36,500 shares underlying options.
(3) Includes 18,500 shares underlying Common Stock purchase warrants and options.
(4) Includes 25,000 shares underlying Common Stock purchase warrants and options.


        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC"). Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4, and 5 as filed.

     Based solely upon a review of the copies of such forms it has received and representations from the Reporting Persons, the Company believes all Reporting Persons have complied with the applicable filing requirements, except that (i) the Form 3 for an event occurring on August 26, 1996 concerning the appointment of Brian L. Klemsz as chief financial officer and a director was filed late on September 11, 1996; (ii) the Form 3 for an event occurring on February 1, 1997 concerning the appointment of Luke F. Botica as a director was filed late on February 27, 1997; and (iii) the Form 3 for an event occurring on August 26, 1997, concerning the appointment of Harold J. Rouster as vice president and Chief Operating Officers was filed late on September 11, 1997.

Vote Required
-------------

     Directors are elected by a plurality of the votes cast at the Meeting.


              PROPOSAL TWO -- AMENDMENT TO ARTICLES OF INCORPORATION

     The Company's Board of Directors has adopted an amendment to the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") eliminating provisions concerning the Company's right to limit the voting rights of a "Substantial Stockholder" and to redeem at a discount all or a portion of the Common Stock beneficially owned by a Substantial Stockholder. If the amendment is approved by the shareholders, the Company will incorporate it into an Amendment to the Articles of Incorporation to be filed with the Colorado Secretary of State. The amendment will eliminate Section C of Article IV of the Articles of Incorporation.

Reasons for and Effects of Amendment
------------------------------------

     The Board of Directors adopted this amendment pursuant to an agreement with the underwriter for the Company's July 1996 public offering.

     The Company's Articles of Incorporation currently authorize the Company's Board of Directors to limit the voting rights of any person or entity that becomes a "Substantial Stockholder," defined as any stockholder designated by the Board of Directors who is the direct or indirect beneficial owner of ten percent or more of the Company's Common Stock, including shares of Common Stock which may be issuable pursuant to any agreement or upon the exercise of conversion rights, options or warrants. Additionally, all shares of Common Stock beneficially owned by a Substantial Stockholder in excess of ten percent are not entitled to any voting rights and will be deemed not outstanding for purposes of determining a quorum. As of June 30, 1997, the Company's Board of Directors had not determined any person or entity to be a Substantial Stockholder.

     In addition to restricting the voting of a Substantial Stockholder, the Company has the right to redeem all or a portion of the Common Stock beneficially owned by a Substantial Stockholder at a redemption price equal to the lesser of the average market price of the shares for each of the preceding 30 days prior to the date of written redemption notice or the average market price of the shares for each of the preceding 30 trading days preceding during which shares of the Common Stock have been traded immediately preceding the date upon which the Substantial Stockholder beneficially owned more than five percent of the issued and outstanding Common Stock. A Substantial Stockholder has no rights, voting or otherwise, regarding shares subject to a redemption notice.

Vote Required
-------------

     Approval of the proposal for the Company to amend the Articles of Incorporation requires the affirmative vote of two-thirds of the outstanding shares of the Company's Common Stock and two-thirds of the outstanding Series D Preferred. The Board of Directors makes no recommendation with respect to the adoption of this proposal, because it was adopted pursuant to an agreement with the underwriter for the Company's July 1996 public offering.


              PROPOSAL THREE -- APPROVAL OF 1995 STOCK OPTION PLAN

     On December 27, 1995, the Board of Directors adopted, subject to shareholder approval, the 1995 Non-Statutory Stock Option Plan (the "1995 Plan"). The Company believes that the 1995 Plan is a valuable incentive to induce qualified persons to become employees, officers or employee directors of the Company and its subsidiaries. The Board of Directors believes that the 1995 Plan rewards employees, and employee directors for past services to the Company. The Board of Directors further believes that the 1995 Plan encourages employees and employee directors to remain in the employ of or associated with the Company and to put forth maximum efforts for the success of the business of the Company.

     The following is a brief summary of the 1995 Plan. The complete text is attached as Exhibit A and reference is made to it for a complete statement of the provisions of the 1995 Plan.

Administration
--------------

     The 1995 Plan is administered by the Compensation Committee of the Board of Directors of the Company.

Eligibility
-----------

     Any person who is an employee, officer or employee director of the Company may be granted options under the 1995 Plan. In determining the persons to whom options will be granted and the number of shares to be covered by each option, the Compensation Committee will take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant to accomplish the purposes of the 1995 Plan.

     As of September 15, 1997 there were approximately 295 persons eligible to receive options under the 1995 Plan, including 290 employees and 5 executive officers (3 of whom were also directors).

Shares Subject to the 1995 Plan
-------------------------------

     A maximum of 2,000,000 shares of Common Stock may be subject to stock options awarded under the 1995 Plan. The number of shares is subject to adjustments for changes in capitalization or in connection with certain corporate transactions. Any shares subject to options which lapse without being exercised may again be used for a stock option under the 1995 Plan. Since grants of options under the 1995 Plan are subject to determination by the Compensation Committee, it is not determinable how many options may be granted to one class of participants as compared to another.

Exercise Schedule
-----------------

     A stock option granted under the 1995 Plan will become exercisable at such times and for such amount of Common Stock as may be determined by the Compensation Committee granting such option. The Compensation Committee will retain authority, however, to accelerate exercisability of options granted.

Grants of Options, Exercise Price and Payment
---------------------------------------------

     Options granted under the 1995 Plan must have an exercise price of not less than 80 percent of the fair market value of the Common Stock on the date of the grant. Payment of the exercise price may be made in cash, in shares of the Company's Common Stock having fair market value equal to the aggregate exercise price, a combination of cash and shares of Common Stock or, subject to the approval of the Compensation Committee, in whole or in part with monies received from the Company as a compensatory cash payment.

Options Granted to Date
-----------------------

     The table below sets forth options granted, subject to shareholder approval, by the Company under the 1995 Plan as of September 15, 1997:



                                       Number of   Exercise Price   Date of
Name                  Date of Grant     Shares       Per Share     Expiration
------------------------------------------------------------------------------

Thomas J. Wiens        12/27/95        300,000       $2.87         12/26/00
 Chairman and Chief
 Operating Officer

Harold J. Rouster,     08/26/97         35,000       $2.00         08/25/07
 Vice President &
 Chief Operating
 Officer

John E. McKibben       04/30/97         50,000       $1.31         04/30/07
 Secretary &
 Vice President of
 Administration

Brian L. Klemsz        04/30/97        100,000       $1.31         04/30/07
 Director &
 Chief Financial
 Officer

Executive officers                     485,000
 as a group
 (four people)

Non-executive officers 04/30/97        204,700        $1.31        04/30/07
 and directors as a
 group (21 people)

----------


Term of Plan and Options
------------------------

     The 1995 Plan will terminate on December 27, 2006 except as to the rights of option holders to exercise outstanding options granted prior to such date. The term of any option granted under the 1995
Plan may not exceed ten years. The Compensation Committee may, in its sole discretion, extend or accelerate the exercisability of any outstanding option.

Transferability
---------------

     Stock options granted under the 1995 Plan are not transferable, except under limited circumstances. If the optionee ceases to be an employee, officer or employee director of the Company or a subsidiary or parent corporation of the Company, other than by reason of death, disability or cause, all unexercised options granted under the 1995 Plan terminate 90 days thereafter. If the optionee is terminated for cause, all unexercised options terminate immediately. If the optionee's employment is terminated by reason of death, disability or retirement, all unexercised options terminate one year thereafter.

Shareholder Status
------------------

     Recipients of stock options under the 1995 Plan do not have any rights as shareholders by virtue of the grant of a stock option except with respect to shares of Common Stock actually issued or delivered to such recipient upon exercise of their option.

Termination, Modification or Amendment of the 1995 Plan
-------------------------------------------------------

     The Compensation Committee, without further approval of the shareholders, may at any time terminate the 1995 Plan. Any such termination of the 1995 Plan will not affect stock options already granted, and such stock options will remain in full force and effect as if the 1995 Plan had not been terminated, modified or amended. The Compensation Committee, without further approval of the shareholders, may amend the 1995 Plan at any time in any respect as the Board of Directors deems advisable, subject to any required shareholder or regulatory approval and to any conditions established by the terms of an amendment, provided that in no event will the 1995 Plan be amended more than once every six months other than to comport with changes in the Internal Revenue Code of 1986 (the "Code"), the Employee Retirement Income Security Act, or the rules promulgated thereunder.

Federal Income Tax Consequences
-------------------------------

     The federal income tax discussion set forth below is included for general information only. Option holders are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state and local income and other tax laws.

     Options under the 1995 Plan are not intended to qualify as incentive stock options under the Code. An optionee will not realize taxable income upon the granting of an option under the 1995 Plan, nor would the Company be subject to a deduction upon such grant. Upon the exercise of an option, the optionee shall realize compensation income in the amount of the excess of the fair market value of the Common Stock on the day of exercise over the option exercise price, and the Company will receive a corresponding deduction. The tax basis of any Common Stock received will be the fair market value of such shares on the date the option is exercised.

Vote Required and Recommended
-----------------------------

     Approval of the proposal for the Company to effect an adoption of the 1995 Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock, present and entitled to vote at the meeting. The Board of Directors of the Company recommends that the shareholders vote FOR the proposal to adopt the 1995 Plan. To the extent of the options already granted under the 1995 Plan and to the extent that management personnel will be eligible to receive additional options which may be granted under the 1995 Plan, management has an interest in seeing the 1995 Plan approved by the shareholders. Unless otherwise specified, the enclosed proxy will be voted "FOR" the approval of the proposal.


            PROPOSAL FOUR -- APPROVAL OF 1995 DIRECTOR STOCK OPTION PLAN

     On December 27, 1995, the Board of Directors adopted, subject to shareholder approval, the 1995 Non-Employee Director Stock Option Plan (the "Director Plan"). The Company believes that the Director Plan encourages stock ownership by directors of the Company who are not employees and induces qualified persons to be directors of the Company.

     The following is a brief summary of the Director Plan. The complete text is attached as Exhibit B and reference is made to it for a complete statement of the provisions of the Director Plan.

Administration
--------------

     The Director Plan is administered by the Compensation Committee of the Board of Directors of the Company.

Eligibility
-----------

     Only directors of the Corporation who are not employees of the Company are eligible to receive options. A recipient is eligible to receive more than one grant of an option during the term of the Director Plan.

     As of September 15, 1997 there were approximately 3 persons eligible to receive options under the Director Plan.

Shares Subject to the Director Plan
-----------------------------------

     A maximum of 500,000 shares of Common Stock may be subject to stock options awarded under the Director Plan. The number of shares is subject to adjustments for changes in capitalization or in connection with certain corporate transactions. Any shares subject to options which lapse without being exercised may again be used for a stock option under the Director Plan.

Exercise Schedule
-----------------

     A stock option granted under the Director Plan will become exercisable six months after the date of grant.

Grants of Options, Exercise Price and Payment
---------------------------------------------

     Each director will receive an initial grant of options under the Director Plan to acquire up to 5,000 shares of the Company's Common Stock having an exercise price equal to the fair market value of the Common Stock on the date such person first becomes a director. Thereafter, and in addition to the initial grant of options, each person who is serving as a non-employee on December 31 of each calendar year, commencing with December 31, 1996, will automatically be granted an option to acquire up to 5,000 shares of Common Stock at an exercise price per share equal to the fair market value per share of Common Stock on such date.

     The option price is subject to adjustment. Payment of the exercise price may be made in cash, in shares of the Company's Common Stock having fair market value equal to the aggregate exercise price, a combination of cash and shares of Common Stock or, subject to the approval of the Compensation Committee, in whole or in part with monies received from the Company as a compensatory cash payment.

Options Granted to Date
-----------------------

     The table below sets forth options granted, subject to shareholder approval, by the Company under the Director Plan:

                                      Number of     Exercise Price    Date of
Name                 Date of Grant     Shares         Per Share     Expiration
-------------------------------------------------------------------------------

Jerome B. Misukanis,   12/27/95        5,000          $2.87           12/27/00
 Director              12/31/96        5,000           1.625          12/31/01

Graydon H. Neher,      12/27/95        5,000           2.87           12/27/00
 Director              12/31/96        5,000           1.625          12/31/01

Barry D. Plost,        12/27/95        5,000           2.87           12/27/00
 Director              12/31/96        5,000           1.375          12/31/01

Luke F. Botica         02/01/97        5,000           1.375          02/01/02
 Vice Chairman &
 Director

Executive officers as
a group (no persons)      --           5,000             --                --

Non-executive                         30,000
directors as a
group(three persons)

----------


Term of Plan and Options
------------------------

     The Director Plan will terminate on December 27, 2006 except as to the rights of option holders to exercise outstanding options granted prior to such date. The term of any option granted under the Director Plan may not exceed five years.

Transferability
---------------

     Stock options granted under the Director Plan are not transferable, except under limited circumstances. If the optionee ceases to be a director other than by reason of death, disability or cause, all unexercised options ranted under the Director Plan terminate 90 days thereafter. If the optionee is removed from the Board for cause, all unexercised options terminate immediately. If the optionee's service as a director is terminated by reason of death, disability or retirement, all unexercised options terminate one year thereafter.

Shareholder Status
------------------

     Recipients of stock options under the Director Plan do not have any rights as shareholders by virtue of the grant of a stock option except with respect to shares of Common Stock actually issued or delivered to such recipient upon exercise of their option.

Termination, Modification or Amendment of the Director Plan
-----------------------------------------------------------

     The Compensation Committee, without further approval of the shareholders, may at any time terminate the Director Plan. Any such termination of the Director Plan will not affect stock options already granted, and such stock options will remain in full force and effect as if the Director Plan had not been terminated. The Compensation Committee, without further approval of the shareholders, may amend the Director Plan at any time in any respect as the Board of Directors deems advisable, subject to any required shareholder or regulatory approval and to any conditions established by the terms of an amendment, provided that in no event will the Director Plan be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules promulgated thereunder.

Federal Income Tax Consequences
-------------------------------

     The federal income tax discussion set forth below is included for general information only. Option holders are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state and local income and other tax laws.


     Options under the Director Plan are not intended to qualify as incentive stock options under the Code. An optionee will not realize taxable income upon the granting of an option under the Director Plan, nor would the Company be subject to a deduction upon such grant. Upon the exercise of an option, the optionee shall realize compensation income in the amount of the excess of the fair market value of the Common Stock on the day of exercise over the option exercise price, and the Company will receive a corresponding deduction.
 The tax basis of any Common Stock received will be the fair market value of such shares on the date the option is exercised.

Vote Required and Recommended
-----------------------------

     Approval of the proposal for the Company to effect an adoption of the Director Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock, present and entitled to vote at the meeting. The Board of Directors of the Company recommends that the shareholders vote FOR the proposal to adopt the Director Plan. To the extent that non-employee directors will be eligible to receive option grants under the Director Plan, the non-employee directors have an interest in seeing the Director Plan approved by the shareholders. Unless otherwise specified, the enclosed proxy will be voted "FOR" the approval of the proposal.


          PROPOSAL FIVE -- APPROVAL OF 1997 EXECUTIVE STOCK OPTION PLAN

     On April 18, 1997, the Board of Directors adopted, subject to shareholder approval, the 1997 Executive Stock Option Plan (the "1997 Executive Plan"). The Company believes that the 1997 Executive Plan is a valuable incentive to induce qualified persons to become employees, officers, or employee directors of the Company and its subsidiaries. The Board of Directors believes that the 1997 Executive Plan rewards employees, and employee directors for past services to the Company. The Board of Directors further believes that the 1997 Executive Plan encourages employees, officers and employee directors to remain in the employ of or associated with the Company and to put forth maximum efforts for the success of the business of the Company.

     The following is a brief summary of the 1997 Executive Plan. The complete text is attached as Exhibit C and reference is made to it for a complete statement of the provisions of the 1997 Executive Plan.

Administration
--------------

     The 1997 Executive Plan is administered by the Compensation Committee of the Board of Directors of the Company. The Compensation Committee has the authority and discretion to determine the persons to whom and when options will be granted and the number of options to be granted. It also may determine which options may be intended to qualify for special treatment under the Code as incentive stock options ("Incentive Options") or non-statutory stock options ("Non-Statutory Options") which are not intended to so qualify.

Eligibility
-----------

     Any person who is an employee, officer or employee director of the Company may be granted options under the 1997 Executive Plan. In determining the persons to whom options will be granted and the number of shares to be covered by each option, the Compensation Committee will take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant to accomplish the purposes of the 1997 Executive Plan.

     As of July 31, 1997, there were approximately 6 officers eligible to receive options under the 1997 Executive Plan.

Shares Subject to the 1997 Executive Plan
-----------------------------------------

     A maximum of 4,000,000 shares of Common Stock may be subject to stock options awarded under the 1997 Executive Plan. The number of shares is subject to adjustments for changes in capitalization or in connection with certain corporate transactions. Any shares subject to options which lapse without being exercised may again be used for a stock option under the 1997 Executive Plan. Since grants of options under the 1997 Executive Plan are subject to determination by the Compensation Committee, it is not determinable how many options may be granted to one class of participants as compared to another.

Exercise Schedule
-----------------

     A stock option granted under the 1997 Executive Plan will become exercisable at such times and for such amount of Common Stock as may be determined by the Compensation Committee granting such option. The Compensation Committee will retain authority, however, to accelerate exercisability of options granted.

Grants of Options, Exercise Price and Payment
---------------------------------------------

     Options granted under the 1997 Executive Plan must have an exercise price of not less than 100 percent of the fair market value of the Common Stock on the date of the grant, provided, however, any Incentive Option granted to a person owning more than ten percent of the total combined voting power of the Common Stock shall be at a price not less than 110 percent of the fair market value of the Common Stock on the date of the grant.

     Payment of the exercise price may be made in cash, in shares of the Company's Common Stock having fair market value equal to the aggregate exercise price, a combination of cash and shares of Common Stock or, subject to the approval of the Compensation Committee, in whole or in part with monies received from the Company as a compensatory cash payment or borrowed from the Company pursuant to repayment terms and conditions determined by the Compensation Committee.

Options Granted to Date
-----------------------

     As of September 15, 1997, the following options had been granted by the Company under the 1997 Executive Plan.:


                                       Number of    Exercise Price    Date of
Name                   Date of Grant    Shares         Per Share     Expiration
-------------------------------------------------------------------------------
Thomas J. Wiens,         04/30/97     1,810,000         $1.25        04/30/07
 Chairman & CEO

Luke F. Botica,          09/08/97       254,321         $2.43        09/08/07
 Vice Chairman

Harold J. Rouster,       08/26/97       168,000         $2.00        08/26/07
 Vice President,
 Chief Operations
 Officer

John E. McKibben         04/30/97       150,000         $1.31        04/30/07
 Vice President -
 Administration

Brian L. Klemsz,        04/30/97        350,000         $1.31        04/30/07
 Vice President,
 Chief Financial
 Officer

Executive Officers                    2,792,312
 as a group
 (five people)

Non-Executive Officers  06/30/97       125,000          $2.00        06/30/07
 and employees as a
 group (one person)


Term of Plan and Options
------------------------

     The 1997 Executive Plan will terminate on April 18, 2007 except as to the rights of option holders to exercise outstanding options granted prior to such date. The term of any option granted under the 1997 Executive Plan may not exceed ten years.

Transferability
---------------

     Stock options granted under the 1997 Executive Plan are not transferable, except under limited circumstances. If the optionee ceases to be an employee, officer or employee director of the Company or a subsidiary or parent corporation of the Company, other than by reason of death, disability or cause, all unexercised options granted under the 1997 Executive Plan terminate three months thereafter. If the optionee is terminated for cause, all unexercised options terminate immediately. If the optionee's employment is terminated by reason of death, disability or retirement, all unexercised options terminate one year thereafter.

Shareholder Status
------------------

     Recipients of stock options under the 1997 Executive Plan do not have any rights as shareholders by virtue of the grant of a stock option except with respect to shares of Common Stock actually issued or delivered to such recipient upon exercise of their option.

Termination, Modification or Amendment of the 1997 Executive Plan
-----------------------------------------------------------------

     The Compensation Committee, without further approval of the shareholders, may at any time suspend, terminate, modify or amend the 1997 Executive Plan. Any such suspension, termination, modification or amendment of the 1997 Executive Plan will not affect stock options already granted, unless written consent of the optionee is obtained, and such stock options will remain in full force and effect as if the 1997 Executive Plan had not been suspended, terminated, modified or amended.

Federal Income Tax Consequences
-------------------------------

     The federal income tax discussion set forth below is included for general information only. Option holders are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state and local income and other tax laws.


Incentive Options
-----------------

     No income results to the holder of an Incentive Option under the grant of the option or issuance of shares upon exercise of the option. The amount realized on the sale or taxable exchange of the option shares in excess of the exercise price will be considered a capital gain, except that, if a sale, taxable exchange or other disposition occurs within one year after exercise of the Incentive Option or two years after the grant of the Incentive Option (generally considered to be a "disqualifying disposition"), the optionee will realize compensation, for federal income tax purposes, on the amount by which the lesser of (i) the fair market value on the date of exercise; or (ii) the amount realized on the sale of the shares, exceeds the exercise price. The difference between the exercise price and the fair market value of the shares acquired at the time of exercise is a tax preference for the purpose of calculating the alternative minimum tax on individuals under the Code. However, this preference amount will not be included again in alternative minimum taxable income in the year the taxpayer disposes of the shares. The result is achieved by adding the preference amount included in alternative minimum taxable income in the year of exercise to the basis of the stock. However, for alternative minimum tax purposes the basis of stock is the fair market value of the stock on the date of exercise. This rule reduces the amount of income subject to the alternative minimum tax in the year of sale.

Non-Statutory Options
---------------------

     No compensation will be realized by the recipient of a Non-Statutory Option at the time it is granted provided the exercise price is at least equal to the value of the underlying shares at the time of the grant. Upon the exercise of a Non-Statutory Option, an optionee will realize compensation for federal income tax purposes on the difference between the exercise price and the fair market value of the shares acquired at the time of exercise. If the optionee exercises a Non-Statutory Option by surrendering shares of the Company's Common Stock, he will recognize no income or gain at that time.

Consequences to the Company
---------------------------

     The Company recognizes no deduction at the time of grant or exercise of an Incentive Option. The Company recognizes no deduction at the time of grant of a Non-Statutory Option provided the exercise price of the option is at least equal to the value of the underlying shares. The Company will recognize a deduction at the time of exercise of a Non-Statutory Option to the extent the exercise price of the option is less than the value of the shares acquired or to the extent the optionee recognizes income upon a disqualifying disposition of shares underlying an Incentive Option.

Vote Required and Recommended
-----------------------------

     Approval of the proposal for the Company to effect an adoption of the 1997 Executive Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock, present and entitled to vote at the meeting. The Board of Directors of the Company recommends that the shareholders vote FOR the proposal to adopt the 1997 Executive Plan. To the extent that management personnel will be eligible to receive options which may be granted under the 1997 Executive Plan, management has an interest in seeing the 1997 Executive Plan approved by the shareholders. Unless otherwise specified, the enclosed proxy will be voted "FOR" the approval of the proposal.


                          INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's financial statements for the fiscal year ended September 30, 1996 were audited by BDO Seidman, LLP ("BDO"). The Board of Directors has selected BDO as the Company's independent public accountants for the fiscal year ending September 30, 1997.

     On March 25, 1996, the Company engaged BDO to serve as its independent auditors, replacing AJ Robbins P.C. ("Robbins"), who was dismissed as the Company's independent auditors on March 25, 1996. This change in independent auditors was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

     During the past two fiscal years through March 25, 1996, Robbins' report on the financial statements of the Company neither contained any adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope or accounting principles.

     There were no disagreements between the Company and Robbins on any matters of accounting principles or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Robbins would have caused them to make reference to the subject matter of the disagreement in their report.

     A representative of BDO is expected to be present at the Meeting and will have an opportunity to make a statement if desired, and will be available to respond to appropriate questions.


                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next annual meeting of shareholders should be addressed to the Company at 384 Inverness Drive South, Suite 211, Englewood, Colorado 80112, Attention: Corporate Secretary, and must be received by the Company by February 27, 1998. Upon receipt of any such proposal, the Company will determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposals be forwarded by Certified Mail-Return Receipt Requested.


                         ANNUAL REPORT ON FORM 10-K
                      AND QUARTERLY REPORTS ON FORM 10-Q

     The Company's Annual Report on Form 10-K for the year ended September 30, 1996 and its Quarterly Reports on Form 10-Q for the periods ended December 31, 1996, March 31, 1997 and June 30, 1997 accompany this proxy statement, but are not considered proxy solicitation materials.


                              OTHER MATTERS

     The management of the Company knows of no other matters to be presented at the Meeting. Should any other matter arise at the Meeting which requires a vote of the Company's shareholders, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                                           By Order of the Board of Directors


                                             /s/    Thomas J. Wiens
                                         --------------------------------------
                                         Thomas J. Wiens, Chairman

                            RECYCLING INDUSTRIES, INC.
                        384 Inverness Drive South, Suite 211
                               Englewood, CO   80112



PROXY      This Proxy is Solicited on Behalf of the Board of Directors.



     The undersigned shareholder(s) of Recycling Industries, Inc. (the "Company") hereby appoints Thomas J. Wiens and Brian L. Klemsz, and each of them proxies to represent, with full power of substitution, at the Annual Meeting of Shareholders to be held at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado 80112 Colorado, at 8:00 a.m. Mountain Standard Time, on November 17, 1997, or at any postponements or adjournments thereof.


1.   ELECTION OF DIRECTORS.  /   /   FOR ALL nominees listed below
                                    (except as marked to the contrary below)

                             /   /   WITHHOLD AUTHORITY
                                    to vote for all nominees listed below


    (INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below.)

  /  / Thomas J. Wiens    /  / Brian L. Klemsz    /  / Jerome B. Misukanis

  /  / Graydon H. Neher   /  / Barry L. Plost     /  / Luke F. Botica


2. Proposal to approve an amendment to the Company's articles of incorporation to remove provisions concerning "Substantial Shareholders."

            /  / For     /  / Against     /  / Abstain


3.    Proposal to approve the 1995 Non-Statutory Stock Option Plan.

            /  / For     /  / Against     /  / Abstain


4.    Proposal to approve the 1995 Non-Employee Director Stock Option Plan.

            /  / For     /  / Against     /  / Abstain


5.    Proposal to approve the 1997 Executive Stock Option Plan.

            /  / For     /  / Against     /  / Abstain


6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



       This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made this proxy will be voted FOR the election as directors of all nominees, for proposals 3 through 5.

Dated:--------,----1997

                                          ------------------------------------
                                          Signature of Shareholder(s)

NOTE: Signature should agree with name on stock certificate as printed thereon. Executors, administrators, trustees, and other fiduciaries should so indicate when signing.


     Please check if you intend to be present at the Meeting  --------


             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY.

                             RECYCLING INDUSTRIES, INC.
                        1995 NON-STATUTORY STOCK OPTION PLAN





1. PURPOSES OF AND BENEFITS UNDER THE PLAN. This 1995 Non-Statutory Stock Option Plan (the "Plan") is intended to encourage stock ownership by employees, officers and employee directors of RECYCLING INDUSTRIES, INC., its divisions, Subsidiary corporations and Parent corporations (the "Corporation"), so that they may acquire or increase their proprietary interest in the Corporation, to (i) induce qualified persons to become employees, officers or employee directors of the Corporation; (ii) reward employees, and employee directors for past services to the Corporation and
(iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the business of the Corporation.

       Options granted by the Committee pursuant to this Plan shall constitute "non-statutory stock options" ("Non-Statutory Stock Options").

2. DEFINITIONS. As used in this Plan, the following words and phrases shall have the meanings indicated:

      (a)     "Board" means the Board of Directors of the Corporation.

      (b) "Code" means Internal Revenue Code of 1986, as amended from time to time.

      (c) "Committee" means the Compensation Committee appointed by the Board, if one has been appointed. If no Committee has been appointed, the term "Committee" shall mean the Board.

      (d) "Common Stock" mean the Corporation's $.001 par value common stock.

      (e) "Disability" means a Recipient's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, or such other meaning ascribed in Section 22(e)(3) of the Code or any successor provision. If the Recipient has a disability insurance policy, the term "Disability" shall be as defined therein; provided that said definition is not inconsistent with the meaning ascribed in Section 22(e)(3) of the Code or any successor provision.

      (f) "Exchange Act" means Securities Exchange Act of 1934, as amended from time to time.

      (g) "Fair Market Value" per share as of a particular date means the average of the last sale price of the Corporation's Common Stock for the ten days preceding the date of grant as reported on a national securities exchange or on the NASDAQ National Market or Small Cap System or, if the quotation for the last sale reported is not available for the Corporation's Common Stock, the average of the closing bid and asked prices of the Corporation's Common Stock for the ten days preceding the date of grant as reported by NASDAQ Over the Counter Bulletin Board service or, if none, the National Quotation Bureau, Inc.'s "Pink Sheets" or, if such quotations are unavailable, the value determined by the Committee in accordance with its discretion in making a bona fide, good faith determination of fair market value. If the Corporation's Common Stock is traded in more than one market, the Committee shall select the principal market. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, never will lapse.

      (h) "Option" means a Non-statutory Stock Option granted under the Plan.

      (i) "Option Price" means the purchase price of the shares of Common Stock covered by an Option determined in accordance with Section 7(b) hereunder.

      (j) "Parent" means any corporation which is a "parent corporation" as defined in Section 424(e) of the Code, with respect to the Corporation.

      (k)     "Plan" means this 1995 Non-Statutory Stock Option Plan.

      (l)     "Recipient" means any person granted an Option hereunder.

      (m)     "Section 16 Persons" means persons who are subject to
Section 16(a) of the 1934 Act

      (n) "Securities Act" means the Securities Act of 1933, as amended from time to time.

      (o) "Subsidiary" means any corporation which is a "subsidiary corporation" as defined in Section 424(f) of the Code, with respect to the Corporation.

3.      ADMINISTRATION.

      (a) The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority to grant Options; to determine the vesting schedules and other restrictions, if any, relating to Options; to determine the Option Price; to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to determine Fair Market Value; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

      (b) Options shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

      (c) The Committee shall endeavor to administer the Plan and grant Options hereunder in a manner that is compatible with the obligations of Section 16 Persons, however compliance with Section 16 is a personal responsibility of each Section 16 person and is not the responsibility of the Corporation or the Committee, or any person thereof. None of the Committee, the Board or the Corporation shall assume any legal responsibility for a Recipient's compliance with his obligations under
Section 16 of the Exchange Act. Any Option which would subject or subjects the Recipient to liability under Section 16(b) of the Exchange Act is void ab initio as if it had never been granted.

      (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option.

4.     ELIGIBILITY.

      (a) Subject to certain limitations hereinafter set forth, Options may be granted to employees, officers, and employee directors of the Corporation. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

      (b) A Recipient shall be eligible to receive more than one grant of an Option during the term of the Plan, on the terms and subject to the restrictions herein set forth.

5.    STOCK RESERVED.

      (a) The stock subject to Options hereunder shall be shares of Common Stock. Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan (the "Available Shares") initially shall not exceed 2,000,000 shares. The number of Available Shares shall be subject to adjustment as provided in Section 7(h) hereof.

      (b) If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall become available for subsequent grants of Options unless the Plan shall have been terminated.

6. GRANT OF OPTIONS UNDER PLAN. Options shall be granted under the Plan at the discretion of the Committee in accordance with the provisions of
Section 7 hereof.

7. TERMS AND CONDITIONS OF OPTIONS. Each Option shall be evidenced by a written Option agreement between the Corporation and the Recipient, which agreement substantially shall be in the form of Exhibit A hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

      (a) NUMBER OF SHARES. Each Option agreement shall state the number of shares of Common Stock covered by the Option.

      (b) OPTION PRICE. Each Option agreement shall state the Option Price, which shall be determined by the Committee subject only to the following restrictions:

             (1) The Option Price shall be no less than 80% of the Fair Market Value on the date of grant of the Option; and

             (2) The Option Price shall be subject to adjustment as provided in Section 7(h) hereof.

      (c) TERM OF OPTION. Each Option agreement shall state the period during and times at which the Option shall be exercisable; provided, however:

             (1) The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a future date is specified in the resolution; provided, however, the Recipient shall have no rights under the grant until the Recipient has executed an Option agreement with respect to such Option.

             (2) The exercise period shall not exceed ten years from the date of grant of the Option.

             (3) The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. No exercise period may be extended to increase the term of the Option beyond ten years from the date of the grant.

             (4) The exercise period shall be subject to earlier termination as provided in Sections 7(e) and 7(f) hereof and, furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

      (d)    METHOD OF EXERCISE AND MEDIUM AND TIME OF PAYMENT.

             (1) An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable.

             (2) Each exercise of an Option, whether in whole or in part, shall be by written notice to the secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by any applicable securities laws.

             (3) The Option Price shall be paid in cash or shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and shares and, subject to approval of the Committee, may be effected in whole or in part with monies received from the Corporation at the time of exercise as a compensatory cash payment.

             (4) Applicable taxes shall be paid in the manner specified by Section 8 hereof.

      (e) TERMINATION. Except as provided herein, an Option may not be exercised unless the Recipient then is an employee, officer or employee director of the Corporation or a Subsidiary or Parent of the Corporation, and unless the Recipient has remained continuously as an employee, officer or employee director of the Corporation since the date of grant of the Option.

             (1) If the Recipient ceases to be an employee, officer or employee director of the Corporation or a Subsidiary or Parent to the Corporation for cause (other than by reason of death, Disability or retirement), all Options theretofore granted to such Recipient, but not theretofore exercised, shall immediately terminate.

             (2) If the Recipient ceases to be an employee, officer or employee director of the Corporation or a Subsidiary or Parent to the Corporation (other than by reason of death, Disability or retirement), other than for cause, all Options theretofore granted to such Recipient, but not theretofore exercised, shall terminate 90 days after the date the Recipient ceased to be an employee, officer or employee director of the Corporation.

             (3) Nothing in the Plan or in any Option shall confer upon an individual any right to continue in the employ of or other relationship with the Corporation or interfere in any way with the right of the Corporation to terminate such employment or other relationship between the individual and the Corporation.

      (f)    DEATH, DISABILITY OR RETIREMENT OF RECIPIENT.  If a
Recipient shall die while an employee, officer or employee director of the Corporation, or if the Recipient's employment, officer or employee director status, shall terminate by reason of Disability or retirement, all Options theretofore granted to such Recipient, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised by the Recipient or by the Recipient's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, at any time within one year after the date of death, Disability or retirement of the Recipient.


      (g)    TRANSFERABILITY RESTRICTION.

             (1) Options shall not be transferable other than: (i) by will; laws of descent and distribution; (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules thereunder; or (iii) with the prior written consent of the Corporation. Options may be exercised during the lifetime of the Recipient only by the Recipient; and, thereafter, only by his legal representative or by a person who acquired the right to exercise such Options by bequest, inheritance or operation of law.

             (2) Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in a termination of the Option.

             (3)(A) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax. (C) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange, the National Association of Securities Dealers, Inc., or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. (D) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. (E) Furthermore, the Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

      (h)    EFFECT OF CERTAIN CHANGES.

             (1) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

             (2) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolida-tion of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation; or in the alternative the Committee may provide that each Option shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Option would not otherwise be exercisable.

             (3) Paragraph (2) of this Section 7(h) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

             (4) If there is a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

             (5) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

             (6) Notwithstanding any other provision of this Section 7, no adjustment required by this Section 7 shall be made if the effect of such adjustment is less than ten percent of the current Option Price or number shares subject to Options. Such adjustment shall only be made when the cumulative effect of all such adjustments shall be equal to or greater than ten percent of the current Option Price or number of shares subject to Options

             (7) Except as expressly provided in this Section 7(h), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

      (i)    RIGHTS AS SHAREHOLDER - NON-DISTRIBUTIVE INTENT.

             (1) Neither a person to whom an Option is granted, nor such person's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option until after the Option is exercised and the shares are issued to the person exercising such Option.

             (2) Upon exercise of an Option at a time when there is no registration statement in effect under the Securities Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the Securities Act. A form of subscription agreement is attached hereto as Exhibit B.

             (3) No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over the Corporation.

             (4) No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 7(h) hereof.

      (j) OTHER PROVISIONS. Option agreements evidencing Options shall contain such other provisions, including, without limitation, the imposition of restrictions upon the exercise of an Option.

      8.     AGREEMENT BY RECIPIENT REGARDING TAXES.

             (a) Each Recipient agrees that upon exercise of an Option, in addition to the payment of the Exercise Price as provided in Section 7(d) hereof, the Recipient shall pay in cash to the Corporation, an amount sufficient to allow the Corporation to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Recipient, if any.

             (b) Each Option Recipient must acknowledge the possible availability of an election under Section 83(b) of the Code, or any successor provision.

      9. TERM OF PLAN. Options may be granted from time to time within a period of 11 years from the date the Plan is adopted by the Board.

      10. APPROVAL OF SHAREHOLDERS. The Plan shall take effect upon its adoption by the Board but shall be subject to approval at a duly called and held meeting of shareholders in conformance with the vote required by the Corporation's charter documents, resolution of the Board, any other applicable law and the rules and regulations thereunder, or the rules and regulations of any national securities exchange upon which the Common Stock is listed and traded, each to the extent applicable. No Option granted prior to the approval of this Plan by the shareholders of the Corporation shall be effective until after such approval has been obtained.

      11.    AMENDMENT AND TERMINATION OF THE PLAN.

             (a) (1) The Committee at any time and from time to time may terminate, modify or amend the Plan;

                     (2) provided, the Plan shall not be amended more than once every six months, other than to comply with changes in Code, ERISA, or the rules thereunder;

                     (3) provided further, however, that any amendment that would not:

                          (a)       materially increase the number of
securities issuable under the Plan to Section 16 Persons; or

                          (b)       grant eligibility to a class of Section 16
Persons not included within the terms of the Plan prior to the amendment;

                          (c)       materially increase the benefits accruing
under the Plan to Section 16 Persons; or

                          (d)       require shareholder approval under
applicable state law, the rules and regulations of any national securities exchange on which the Corporation's securities then may be listed, the Code or any other applicable law, shall be subject to the approval of the shareholders of the Corporation as provided in Section 10 hereof;

                     (4) provided further that any such increase or modification that may result from adjustments authorized by Section 6(g) hereof or which are required for compliance with the 1934 Act, the Code, ERISA, their rules or other laws or judicial order, shall not require approval of shareholders.

             (b) Except as provided in Section 6 hereof, no termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Recipient is obtained.

       12. ASSUMPTION. Subject to Section 7, the terms and conditions of any outstanding Options shall be assumed by, be binding upon and shall inure to the benefit of any successor corporation to the Corporation and continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor corporation may, but shall not be obligated to, assume this Plan.

       13. TERMINATION OF RIGHT OF ACTION. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation, or by any shareholder of the Corporation against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation, irrespective of the place where an action may be brought and of the place of residence of any such shareholder, director or employee, will cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have arisen or such shorter period as may be provided by law.

       14.   ADOPTION AND EFFECTIVE DATE.

             (a) This Plan was approved by the Board of Directors of the Corporation on December 26, 1995. This Plan is effective as of such date subject to approval by the Company's shareholders as provided in Section 10 hereof.

             (b) This Plan was approved by the shareholders of the Corporation at a meeting on---------------, 1997.



                                      RECYCLING INDUSTRIES, INC.


                                      By--------------------------------------
                                        Thomas J. Wiens, Chairman

                                                                     EXHIBIT A

                                    FORM OF
                      NON-STATUTORY STOCK OPTION AGREEMENT


     STOCK OPTION AGREEMENT made as of this ----- day of ---------, 199--, between RECYCLING INDUSTRIES, INC., a Colorado corporation (the
"Corporation"), and -----------------------(the "Recipient").

     In accordance with its 1995 Non-Statutory Stock Option Plan (the "Plan"), a copy of which is attached and is incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire $.001 par value common stock ("Common Stock") of the Corporation on favorable terms and thereby increase the Recipient's proprietary interest in the Corporation and as incentive to put forth maximum efforts for the success of the business of the Corporation.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:


1. CONFIRMATION OF GRANT OF OPTION. Pursuant to a determination of the Compensation Committee of the Board of Directors of the Corporation (the "Committee") (if such a Committee has been appointed) or in the absence of a Committee, by the Board of Directors of the Corporation (the "Board) made on December 26, 1995 (the "Date of Grant"), the Corporation, subject to the terms of the Plan and of this Agreement, confirms that the Recipient has been irrevocably granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, a Non-statutory Stock Option pursuant to
Section 6 of the Plan (the "Option") to purchase an aggregate of ------- shares of Common Stock on the terms and conditions herein set forth.

2. OPTION PRICE. The Option Price of shares of Common Stock covered by the Option will be $2.87 per share (the "Option Price") subject to adjustment as provided in Paragraph 7(h) hereof.

3. EXERCISE OF OPTION AND VESTING PROVISIONS. Except as otherwise provided in Section 7 of the Plan the Option may be exercised in whole or in part at any time during the term of the Option, provided, however, no Option shall be exercisable after the expiration of the term thereof, and no Option shall be exercisable unless the holder shall at the time of exercise have been an employee, officer or employee director of the Corporation for a period of at least three months.

       The Option may be exercised, as provided in this Paragraph 3, by notice and payment to the Corporation as provided in Paragraph 10 hereof and
Section 7(d) of the Plan.

4. TERM OF OPTION. The term of the Option will be through-------------, --------, subject to earlier termination or cancellation as provided in this Agreement and the Plan.

       The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued (as evidenced by the appropriate transfer agent of the Corporation) upon purchase of such shares through exercise of the Option.

5. TRANSFERABILITY RESTRICTION. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with
Section 7(g) of the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the foregoing provisions of this Paragraph 5 will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

6. EXERCISE UPON TERMINATION. The Recipient's rights to exercise this Option upon termination of employment or cessation as an officer, or employee director shall be as set forth in Section 7(e) of the Plan.

7. DEATH, DISABILITY OR RETIREMENT OF RECIPIENT. The Recipient's rights to exercise this Option upon the death, Disability or retirement of the Recipient shall be as set forth in Section 7(f) of the Plan.

8. ADJUSTMENTS. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 6(h) of the Plan.

9. NO REGISTRATION OBLIGATION. The Recipient understands that the Option is not registered under the Securities Act of 1933, as amended (the "Securities Act") and the Corporation has no obligation to register under the Securities Act the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option. The Recipient represents that the Option is being acquired by him and that such shares of Common Stock will be acquired by him for investment and all certificates for the shares issued upon exercise of the Option will bear the following legend unless such shares are registered under the Securities Act prior to their issuance:

       The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Securities Act"), and are "restricted securities" as that term is defined in Rule 144 under the Securities Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company.

       The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise the Recipient and the Corporation are able to establish the existence of an exemption from registration under the Securities Act and applicable state laws.

10. NOTICES. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation c/o Thomas J. Wiens, Chairman, at 384 Inverness Drive South, Suite 211, Englewood, Colorado 80112 . Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 10.

11.    AGREEMENT BY RECIPIENT REGARDING TAXES.

       (a) The Recipient agrees that upon exercise of an Option, in addition to the payment of the Exercise Price as provided in Section 7(d) of the Plan, the Recipient shall pay in cash to the Corporation, an amount sufficient to allow the Corporation to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Recipient, if any.

       (b) The Recipient acknowledges the possible availability of an election under Section 83(b) of the Code and agrees to give the Corporation prompt written notice of any election made by such person under Section 83(b) of the Code, or any similar provision thereof.

12. SECTION 16 COMPLIANCE. The Recipient acknowledges that Recipient is solely responsible for filing all reports that may be required under Section 16 of the Securities Exchange Act of 1934, and that the filing of such reports is not the responsibility of the Corporation or the Committee, or any person thereof.

13. APPROVAL OF COUNSEL. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange upon which the Common Stock then may be listed.

14. BENEFITS OF AGREEMENT. This Agreement will inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient's heirs, legal representatives and successors.

15. GOVERNMENTAL AND OTHER REGULATIONS. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Corporation, be required.

16. INCORPORATION OF THE PLAN. The Plan is attached hereto and incorporated herein by reference. In the event that any provision in this Agreement conflicts with a provision in the Plan, the Plan shall govern. All capitalized terms not otherwise defined herein shall be as defined in the Plan.

17. TERMINATION OF OPTION WITHOUT SHAREHOLDER APPROVAL. This Option shall not be effective, and shall terminate, unless the Plan has been approved by the shareholders of the Corporation on or before December 31, 1997. If the shareholders of the Corporation do not approve the Plan on or before such date, this Agreement shall terminate and be of no further force or effect, and the Option shall be deemed never to have been issued.

       Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

                                              RECYCLING INDUSTRIES, INC.



                                            By-------------------------------
                                              Name---------------------------
                                              Title--------------------------

       The undersigned Recipient understands the terms of this Option Agreement and the attached Plan and hereby agrees to comply therewith.

Date ----------- ----, 19---
                                            Recipient: -----------------------
                                            Tax ID Number:--------------------
                                            Address:  ------------------------
                                            ----------------------------------
                                            ----------------------------------

                                                                      EXHIBIT B


                                    FORM OF
                            SUBSCRIPTION AGREEMENT


     THE SECURITIES OF RECYCLING INDUSTRIES, INC. BEING SUBSCRIBED FOR HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS AND ARE OFFERED UNDER EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF SUCH LAWS.

     IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     This Subscription Agreement is entered for the purpose of the Undersigned acquiring --------- shares of the $.001 par value common stock (the "Securities") of RECYCLING INDUSTRIES, INC., a Colorado corporation (the "Corporation") from the Corporation upon the exercise of an Option pursuant to the Recycling Industries, Inc. 1995 Non-Statutory Stock Option Plan (the "Plan"). It is understood that no exercise of an Option at a time when no registration statement relating thereto is effective under the Securities Act of 1933, as amended (the "Securities Act") can be completed until the Undersigned executes this Subscription Agreement and delivers it to the Corporation, and then such grant or exercise is effective only in accordance with the terms of the Plan and this Subscription Agreement.

     In connection with the Undersigned's acquisition of the Securities, the Undersigned represents and warrants to the Corporation as follows:


1. The Undersigned has been provided, and has reviewed all available reports filed by the Corporation pursuant to the Securities Exchange Act of 1934, including (without limitation) the Corporation's most recent annual report on Form 10-K for the most recently-completed fiscal year and all Forms 10-Q for the quarters subsequent to the end of the most recent fiscal year, the Plan, and such other information as the Undersigned may have requested of the Corporation regarding its business, operations, management, and financial condition (all of which is referred to herein as the "Available Information").

2. The Corporation has given the Undersigned the opportunity to ask questions of and to receive answers from persons acting on the Corporation's behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Corporation, its business and financial condition which the Corporation possesses or can acquire without unreasonable effort or expense.

3. The Securities are being acquired by the Undersigned for his own account and not on behalf of any other person or entity. The Undersigned's present financial condition is such that it is unlikely that it would be necessary for the Undersigned to dispose of any portion of the Securities in the foreseeable future.

4. The Undersigned understands that the Securities being acquired hereby have not been registered under the Securities Act or any state or foreign securities laws, and are and will continue to be restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the Securities Act and applicable state statutes, and consents to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Corporation will cause its stock transfer records to note such restrictions.

5. By the Undersigned's execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

6. This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

7. The Undersigned acknowledges and agrees that the Corporation has withheld --------- shares for the payment of taxes as a result of the exercise of an Option in satisfaction of federal withholding taxes.

8. INCORPORATION OF THE PLAN. The Plan is attached hereto and incorporated herein by reference. In the event that any provision in this Agreement conflicts with a provision in the Plan, the Plan shall govern. All capitalized terms not otherwise defined herein shall be as defined in the Plan.

                                                    (Undersigned)




Date ---------, 19---                           -------------------------------
                                                Recipient: --------------------
                                                Tax ID Number:-----------------
                                                Address:  ---------------------
                                                -------------------------------
                                                -------------------------------

                          RECYCLING INDUSTRIES, INC.
                 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN



1.   PURPOSE; RESTRICTIONS ON AMOUNT AVAILABLE UNDER THE PLAN.  This
1996 Non-Employee Director Stock Option Plan (the "Plan") is intended to encourage stock ownership by directors of RECYCLING INDUSTRIES, INC. (the "Corporation") who are not employees of the Corporation and, therefore, are precluded from participation in the Corporation's 1996 Non-Statutory Stock Option Plan (the "Non-Qualified Plan") and thereby to induce qualified persons to be willing to serve in such capacity. It is intended that options granted under this Plan shall constitute "non-statutory stock options."

2. DEFINITIONS. As used in this Plan, the following words and phrases shall have the meanings indicated:

     a.   "Board" means the Board of Directors of the Corporation.

     b. "Code" means Internal Revenue Code of 1986, as amended from time to time.

     c. "Committee" means the Compensation Committee appointed by the Board, if one has been appointed. If no Committee has been appointed, the term "Committee" shall mean the Board.

     d.   "Common Stock" mean the Corporation's $.001 par value common stock.

     e. "Disability" means a Recipient's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, or such other meaning ascribed in Section 22(e)(3) of the Code or any successor provision. If the Recipient has a disability insurance policy, the term "Disability" shall be as defined therein; provided that said definition is not inconsistent with the meaning ascribed in Section 22(e)(3) of the Code or any successor provision.

     f. "Fair Market Value" per share as of a particular date means the average of the last sale price of the Corporation's Common Stock for the ten days preceding the date of grant as reported on a national securities exchange or on the NASDAQ National Market or Small Cap System or, if the quotation for the last sale reported is not available for the Corporation's Common Stock, the average of the closing bid and asked prices of the Corporation's Common Stock for the ten days preceding the date of grant as reported by NASDAQ over the Counter Bulletin Service or, if none, the National Quotation Bureau, Inc.'s "Pink Sheets" or, if such quotations are unavailable, the value determined by the Committee Board in accordance with its discretion in making a bona fide, good faith determination of fair market value. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, never will lapse.

     g.   "Option" means a Non-statutory Stock Option granted under the Plan.

     h. "Option Price" means the purchase price of the shares of Common Stock covered by an Option determined in accordance with Section 6(b) hereunder.

     i. "Parent" means any corporation which is a "parent corporation" as defined in Section 424(e) of the Code, with respect to the Corporation.

     j.   "Plan" means this 1995 Non-Employee Director Stock Option Plan.

     k.   "Recipient" means any person granted an Option hereunder.

     l.   "Section 16 Persons" means persons who are subject to
Section 16(a) of the 1934 Act.

     m. "Securities Act" means the Securities Act of 1933, as amended from time to time.

     n. "Subsidiary" means any corporation which is a "subsidiary corporation" as defined in Section 424(f) of the Code, with respect to the Corporation.

3.   ADMINISTRATION.

     a. The Plan shall be administered by the Committee, but this Plan is intended to be a "formula plan" as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). It is intended, therefore, that Options hereunder qualify as exempt purchases under Rule 16b-3 of the 1934 Act.

     b. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including (without limitation) the authority to: interpret the Plan; prescribe, amend and rescind rules and regulations relating to the Plan provided such actions are consistent with this Plan; determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options; and make all other determinations deemed necessary or advisable for the administration of the Plan.

          The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

     c. Because this Plan is intended to be a formula plan, Options need not be evidenced by duly adopted resolutions of the Committee.

     d. The Committee shall not have the authority to: select directors who are eligible to participate in the Plan; determine the number of shares subject to any Option; determine the Option price; or determine the exercise period of any Option.

     e. The Committee shall endeavor to administer the Plan in a manner that is compatible with the obligations of Section 16 Persons, however compliance with Section 16 is a personal responsibility of each Section 16 Person and is not the responsibility of the Corporation or the Committee, or any member thereof. None of the Committee, the Board or the Corporation shall assume any legal responsibility for a Recipient's compliance with his obligations under Section 16 of the 1934 Act. Any Option which would subject or subjects the Recipient to liability under Section 16(b) of the 1934 Act is void ab initio as if it had never been granted.

     f. No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option.

4. ELIGIBILITY. Only directors of the Corporation who are not employees of the Corporation are eligible to receive Options. A Recipient shall be eligible to receive more than one grant of an Option during the term of the Plan, on the terms and subject to the restrictions herein set forth.

5.   STOCK RESERVED.

     a. The stock subject to Options shall be shares of Common Stock. Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time shall not exceed 500,000. The limitation established by the preceding sentences shall be subject to adjustment as provided in Section 6(g) hereof.

     b. If any outstanding Option for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall become available for subsequent grants of Options, unless the Plan shall have been terminated.

6. TERMS AND CONDITIONS OF OPTIONS. Each Option shall be evidenced by a written Option agreement between the Corporation and the Recipient, substantially in the form of Exhibit "A" attached hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

     a. GRANT. Each director of the Corporation who is not an employee of the Corporation shall receive an initial grant of Options under this Plan to acquire up to 5,000 shares of the Company's Common Stock at an Option Price described in paragraph 6(b), except that the FMV shall be determined as of the date such person first becomes a director of the Corporation. Thereafter, each director of the Corporation who is serving as a director on December 31 of each year, commencing with December 31, 1996, shall be automatically granted an Option to acquire up to 5,000 of shares of the Company's Common Stock at the Option Price described in paragraph 6 (b).

          The Options will be exercisable commencing six months after the date of grant and continuing for five years from the date of the grant subject to the other terms and conditions hereof.

     b. OPTION PRICE. Options will have an Option Price equal to the Fair Market Value of the Common Stock on the date of grant. The Option Price shall be subject to adjustment as provided in Section 6(g) hereof.

     c.   METHOD OF EXERCISE AND MEDIUM AND TIME OF PAYMENT.

          1) An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable.

          2) Each exercise of an Option, whether in whole or in part, shall be by written notice to the secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by any applicable securities laws.

          3) The Option Price shall be paid in cash or shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and shares and, subject to approval of the Committee, may be effected in whole or in part with monies received from the Corporation at the time of exercise as a compensatory cash payment.

          4) Applicable taxes shall be paid in the manner specified by Section 7 hereof.

     d. TERMINATION. Except as provided herein, an Option may not be exercised unless the Recipient then is an employee, officer or director of the Corporation or a Subsidiary or Parent of the Corporation, and unless the Recipient has remained continuously as an employee, officer or director of the Corporation since the date of grant of the Option.

          1) If the Recipient ceases to be an employee, officer or director of the Corporation or a Subsidiary or Parent of the Corporation (other than by reason of death, Disability or retirement), other than for cause, all Options theretofore granted to such Recipient but not theretofore exercised shall terminate 90 days after the date the Recipient ceased to be an employee, officer or director of the Corporation.

          2) Nothing in the Plan or in any Option shall confer upon an individual any right to continue in the employ of or other relationship with the Corporation or interfere in any way with the right of the Corporation or its shareholders to terminate such employment or other relationship between the individual and the Corporation.

     e. DEATH OR DISABILITY OF RECIPIENT. If a Recipient shall die while a director of the Corporation, or if the Recipient's director status shall terminate by reason of Disability, all Options theretofore granted to such Recipient, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised at any time within one year after the date of death or Disability of the Recipient.

     f.   TRANSFERABILITY RESTRICTION.

          1) Options shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules thereunder. Options may be exercised, during the lifetime of the Recipient, only by the Recipient and thereafter only by his legal representative or by a person who acquired the rights to exercise such Options by bequest, inheritance or operation of law.

          2) Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in a termination of the Option.

          3) a) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws.

              b) The Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax.

              c) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange, the National Association of Securities Dealer, Inc., or any registration requirements under the Securities Act, the 1934 Act, or under any other state or federal law, rule or regulation.

              d) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification.

              e) The Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

     g.   EFFECT OF CERTAIN CHANGES.

          1)  If there is any change in the number of shares of Common
Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

          2) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation; or in the alternative, the Committee may provide that each Option shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Option would not otherwise be exercisable.

          3) Paragraph (2) of this Section 6(g) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Not-withstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolida-tion or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

          4) If there is a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

          5) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

          6) Notwithstanding any other provision of this Section 6, no adjustment required by this Section 6 shall be made if the effect of such adjustment is less than ten percent of the current Option Price or number of shares subject to Options. Such adjustment shall only be made when the cumulative effect of all such adjustments shall be equal to or greater than ten percent of the current Option Price or number of shares subject to Options.

          7) Except as expressly provided in this Section 6(g), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

     h.   RIGHTS AS SHAREHOLDER - NON-DISTRIBUTIVE INTENT.

          1) Neither a person to whom an Option is granted, nor such person's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option until after the Option is exercised and the shares are issued to the person exercising such Option.

          2) Upon exercise of an Option at a time when there is no registration statement in effect under the Securities Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof, and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the Securities Act. A form of subscription agreement is attached hereto as Exhibit B.

          3) No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over the Corporation.

          4) No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(g) hereof.

     i. OTHER PROVISIONS. Option agreements evidencing Options shall contain such other provisions, including, without limitation, the imposition of restrictions upon the exercise of an Option.

7.  AGREEMENT BY RECIPIENT REGARDING TAXES.

     a. Each Recipient agrees that upon exercise of an Option, in addition to the payment of the Exercise Price as provided in Section 6(c) hereof, the Recipient shall pay in cash to the Corporation, an amount sufficient to allow the Corporation to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Recipient, if any.

     b. Each Recipient must acknowledge the possible availability of an election under Section 83(b) of the Code, or any successor provision.

8. TERM OF PLAN. Options may be granted pursuant to the formula contained in Section 6(a) hereof, within a period of eleven years from the date the Plan is adopted by the Board.

9.   AMENDMENT AND TERMINATION OF THE PLAN.

     a. 1) The Committee at any time and from time to time may terminate, modify or amend the Plan.

          2) provided, the Plan shall not be amended more than once every six months, other than to comply with changes in Code, ERISA, or the rules thereunder;

          3)  provided further, however, that any amendment that would not:

              a) materially increase the number of securities issuable under the Plan to Section 16 Persons; or

              b) grant eligibility to a class of Section 16 Persons not included within the terms of the Plan prior to the amendment;

              c) materially increase the benefits accruing under the Plan to Section 16 Persons; or

              d) require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the
Corporation's securities then may be listed, the Code or any other applicable law, shall be subject to the approval of the shareholders of the Corporation as provided in Section 10 hereof;

          4) provided further that any such increase or modification that may result from adjustments authorized by Section 6(g) hereof or which are required for compliance with the 1934 Act, the Code, ERISA, their rules or other laws or judicial order, shall not require approval of shareholders.

     b. Except as provided in Section 6 hereof, no termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Recipient is obtained.

10. APPROVAL OF SHAREHOLDERS. The Plan shall take effect upon its adoption by the Board but shall be subject to approval at a duly called and held meeting of shareholders in conformance with the vote required by the Corporation's charter documents, resolution of the Board, any other applicable law and the rules and regulations thereunder, or the rules and regulations of any national securities exchange upon which the Common Stock is listed and traded, each to the extent applicable. No Option granted prior to the approval of this Plan by the shareholders of the Corporation shall be effective until after such approval has been obtained.

11. ASSUMPTION. Subject to Section 6, the terms and conditions of any outstanding Options shall be assumed by, be binding upon and shall inure to the benefit of any successor corporation to the Corporation and continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor corporation may but shall not be obligated to assume this Plan.

12. TERMINATION OF RIGHT OF ACTION. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation, or by any shareholder of the Corporation against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation, irrespective of the place where an action may be brought and of the place of residence of any such shareholder, director or employee, will cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen or such shorter period as may be provided by law.

13.  ADOPTION AND EFFECTIVE DATE.

     a. This Plan was approved by the Board of Directors of the Corporation on December 26, 1995. This Plan is effective as of such date subject to approval by the Company's shareholders as approved under Section 10 hereof.

     b. This Plan was approved by the shareholders of the Corporation at a meeting on ______________, 1997.


                                      RECYCLING INDUSTRIES, INC.




                                  By:
                                       -------------------------------
                                       Thomas J. Wiens, Chairman

                                                                   EXHIBIT "A"

                           STOCK OPTION AGREEMENT


STOCK OPTION AGREEMENT made as of this --- day of ---------, 199--, between RECYCLING INDUSTRIES, INC., a Colorado corporation (the "Corporation"), and ----------------(the "Recipient").

     In accordance with its 1995 Non-Employee Director Stock Option Plan (the "Plan") as adopted by the Board of Directors of the Corporation on December 26, 1995, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire $.001 par value common stock (the "Common Stock") of the Corporation on favorable terms and thereby increase the Recipient's proprietary interest in the continued progress and success of the business of the Corporation.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:


1    CONFIRMATION OF GRANT OF OPTION.  Pursuant to the requirements of the Plan (but subject to shareholder approval of the Plan as required by Securities and Exchange Commission Rule 16b-3), and effective December 26, 1995 (the "Date of Grant"), the Corporation, subject to the terms of the Plan and of this Agreement, confirms that the Recipient has been irrevocably granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, a Non-Statutory Stock Option (the "Option") to purchase up to 30,000 shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Section 8 hereof.

2. OPTION PRICE. The purchase price of shares of Common Stock covered by the Option will be $2.87 per share (the "Option Price") subject to adjustment as provided in Section 7 hereof.

3. EXERCISE OF OPTION. Except as otherwise provided in Section 6 of the Plan, the Option may be exercised in whole or part at any time during the term of the Option; provided, however, no Option shall be exercisable after the expiration of the term thereof, and no Option shall be exercisable unless the holder shall at the time of exercise have been a director of the Corporation for a period of at least three months.

     The Option may be exercised, as provided in this Paragraph 3, by notice and payment to the Corporation as provided in Paragraph 10 hereof and Section 6(c) of the Plan.

4. TERM OF OPTION. The term of the Option will be through December 31, 199--, subject to earlier termination or cancellation as provided in this Agreement.

     The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued (as evidenced by the appropriate transfer agent of the Corporation) upon purchase of such shares through exercise of the Option.

5. TRANSFERABILITY RESTRICTION. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with
Section 6(f) of the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the foregoing provisions of this Paragraph 5 will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

6. DEATH OR DISABILITY OF RECIPIENT. The Recipient's rights to exercise this Option upon the death or disability of the Recipient shall be as set forth in Section 6(e) of the Plan.

7. ADJUSTMENTS. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 6(g) of the Plan.

8.   NO REGISTRATION OBLIGATION.  The Recipient understands that the
Option is not registered under the Securities Act of 1933, as amended (the "Securities Act") and the Corporation has no obligation to register under the Securities Act the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option. The Recipient represents that the Option is being acquired by him and that such shares of Common Stock will be acquired by him for investment and all certificates for the shares issued upon exercise of the Option will bear the following legend unless such shares are registered under the Securities Act prior to their issuance:

     The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Securities Act"), and are "restricted securities" as that term is defined in Rule 144 under the Securities Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company.

     The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise the Recipient and the Corporation are able to establish the existence of an exemption from registration under the Securities Act and applicable state laws.

9. NOTICES. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation c/o
Thomas J. Wiens, Chairman, at 384 Inverness Drive South, Suite 211, Englewood, CO 80112. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient's address below specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 10.

10.  AGREEMENT BY RECIPIENT REGARDING TAXES.

     a. The Recipient agrees that upon exercise of an Option, in addition to the payment of the Exercise Price as provided in Section 6(c) of the Plan, the Recipient shall pay in cash to the Corporation, an amount sufficient to allow the Corporation to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Recipient, if any.

     b. The Recipient acknowledges the possible availability of an election under Section 83(b) of the Code and agrees to give the Corporation prompt written notice of any election made by such person under Section 83(b) of the Code, or any similar provision thereof.

11. SECTION 16 COMPLIANCE. The Recipient acknowledges that Recipient is solely responsible for filing all reports that may be required under
Section 16 of the Securities and Exchange Act of 1934, and that the filing of such reports is not the responsibility of the Corporation or the Committee, or any member thereof.

12. APPROVAL OF COUNSEL. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the Securities Exchange Act of 1934, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange upon which the Common Stock then may be listed.

13. BENEFITS OF AGREEMENT. This Agreement will inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient's heirs, legal representatives and successors.

14. GOVERNMENTAL AND OTHER REGULATIONS. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Corporation, be required.

15. INCORPORATION OF THE PLAN. The Plan is attached hereto and incorporated herein by reference. In the event that any provision in this Agreement conflicts with a provision in the Plan, the Plan shall govern. All capitalized terms not otherwise defined herein shall be as defined in the Plan.

16. TERMINATION OF OPTION WITHOUT SHAREHOLDER APPROVAL. This Option shall not be effective, and shall terminate, unless the Plan has been approved by the shareholders of the Corporation on or before December 31, 1997. If the shareholders of the Corporation do not approve the Plan on or before such date, this Agreement shall terminate and be of no further force or effect, and the Option shall be deemed never to have been issued.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed in its name by its Chairman or President, and the Recipient has executed this Agreement all as of the date first above written.

                                  RECYCLING INDUSTRIES, INC.


                              By:
                                  -------------------------------
                                  Thomas J. Wiens, Chairman


The undersigned Recipient understands the terms of this Option Agreement and the attached Plan and hereby agrees to comply therewith.


                                              (Undersigned)




Date ----------------, 19-----                 --------------------------------
                                               Recipient:----------------------
                                               Tax ID Number:------------------
                                               Address:------------------------
                                               --------------------------------
                                               --------------------------------

                                                                   EXHIBIT "B"

                              FORM OF
                       SUBSCRIPTION AGREEMENT


THE SECURITIES OF RECYCLING INDUSTRIES, INC. BEING SUBSCRIBED FOR, HAVE
NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE CORPORATION.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND
RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

This Subscription Agreement is entered for the purpose of the Undersigned acquiring ---------- shares of the $.0011 par value common stock (the "Securities") of RECYCLING INDUSTRIES, INC., a Colorado corporation (the "Corporation") from the Corporation upon the exercise of an Option pursuant to the Recycling Industries, Inc. 1995 Non-Employee Director Stock Option Plan (the "Plan"). It is understood that exercise of an Option at a time when no registration statement relating thereto is effective under the Securities Act of 1933, as amended (the "Securities Act") cannot be completed until the Undersigned executes this Subscription Agreement and delivers it to the Corporation, and then such exercise is effective only in accordance with the terms of the Plan and this Subscription Agreement.

In connection with the Undersigned's acquisition of the Securities, the Undersigned represents and warrants to the Corporation as follows:


1. The Undersigned has been provided, and has reviewed all available reports filed by the Corporation pursuant to the Securities Exchange Act of 1934, including (without limitation) the Corporation's most recent annual report on Form 10-K for the most recently-completed fiscal year and all Forms 10-Q for the quarters subsequent to the end of the most recent fiscal year, the Plan, and such other information as the Undersigned may have requested of the Corporation regarding its business, operations, management, and financial condition (all of which is referred to herein as the "Available Information").

2. The Corporation has given the Undersigned the opportunity to ask questions of and to receive answers from persons acting on the Corporation's behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Corporation, its business and financial condition which the Corporation possesses or can acquire without unreasonable effort or expense.

3. The Securities are being acquired by the Undersigned for his own account and not on behalf of any other person or entity. The Undersigned's present financial condition is such that it is unlikely that it would be necessary for the Undersigned to dispose of any portion of the Securities in the foreseeable future.

4. The Undersigned understands that the Securities being acquired hereby have not been registered under the Securities Act or any state or foreign securities laws, and are and will continue to be restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the Securities Act and applicable state statutes, and consents to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Corporation will cause its stock transfer records to note such restrictions.

5. By the Undersigned's execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

6. This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.


                                              (Undersigned)




Date ----------------, 19--                    --------------------------------
                                               Recipient:----------------------
                                               Tax ID Number:------------------
                                               Address:------------------------
                                               --------------------------------
                                               --------------------------------

                            RECYCLING INDUSTRIES, INC.
                        1997 EXECUTIVE STOCK OPTION PLAN

      1. PURPOSES OF AND BENEFITS UNDER THE PLAN. This Executive Stock Option Plan (the "Plan") is intended to encourage stock ownership by employees, officers and employee directors of RECYCLING INDUSTRIES, INC., its divisions, Subsidiary corporations and Parent corporations (the
"Corporation"), so that they may acquire or increase their proprietary interest in the Corporation, to (i) induce qualified persons to become employees, officers, consultants to or employee directors of the Corporation; (ii) reward employees and employee directors for past services to the Corporation; and (iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the business of the Corporation.

      It is intended that options granted by the Committee pursuant to
Section 6(a) of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code, and the regulations issued thereunder, and options granted by the Committee pursuant to Section 6(b) of this Plan shall constitute "non-statutory stock options" ("Non-statutory Stock Options").

      2. DEFINITIONS. As used in this Plan, the following words and phrases shall have the meanings indicated:

             (a)     "Board" means the Board of Directors of the Corporation.

             (b) "Code" means Internal Revenue Code of 1986, as amended from time to time.

             (c) "Committee" means the Compensation Committee appointed by the Board, if one has been appointed. If no Committee has been appointed, the term "Committee" shall mean the Board.

             (d) "Common Stock" means the Corporation's $.001 par value common stock.

             (e) "Disability" means a Recipient's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, or such other meaning ascribed in Section 22(e)(3) of the Code or any successor provision. If the Recipient has a disability insurance policy, the term "Disability" shall be as defined therein;
provided that said definition is not inconsistent with the meaning ascribed in Section 22(e)(3) of the Code or any successor provision.

             (f) "Exchange Act" means Securities Exchange Act of 1934, as amended from time to time.

             (g) "Option" means either a Non-statutory Stock Option or Incentive Stock Option.

             (h) "Option Price" means the purchase price of the shares of Common Stock covered by an Option determined in accordance with Section 7(c) hereunder.

             (i) "Parent" means any corporation which is a "parent corporation" as defined in Section 424(e) of the Code, with respect to the Corporation.

             (j)     "Plan" means this 1997 Executive Stock Option Plan.

             (k)     "Recipient" means any person granted an Option hereunder.

             (l) "Retirement" means retirement from active employment with the Corporation at or after age 60. The Committee's determination regarding an individual's retirement shall be conclusive on all parties.

             (m) "Securities Act" means the Securities Act of 1933, as amended from time to time.

             (n) "Subsidiary" means any corporation which is a "subsidiary corporation" as defined in Section 424(f) of the Code, with respect to the Corporation.

      3.     Administration.

             (a) The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority to grant Options; to determine the vesting schedules and other restrictions, if any, relating to Options; to determine the Option Price; to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to determine fair market value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

             (b) Options granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

             (c) The Committee shall endeavor to administer the Plan and grant Options hereunder in a manner that is compatible with the obligations of persons subject to Section 16 of the Exchange Act ("Section 16 Persons"), however compliance with Section 16 is a personal responsibility of each
Section 16 person and is not the responsibility of the Corporation or the Committee, or any person thereof. None of the Committee, the Board or the Corporation shall assume any legal responsibility for a Recipient's compliance with his obligations under Section 16 of the Exchange Act. Any Option granted hereunder which would subject or subjects the Recipient to liability under Section 16(b) of the Exchange Act is void ab initio as if it had never been granted.

             (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.


      4.     ELIGIBILITY.

             (a) Subject to certain limitations hereinafter set forth, Options may be granted to employees, officers and employee directors of the Corporation. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

             (b) A Recipient shall be eligible to receive more than one grant of an Option during the term of the Plan, on the terms and subject to the restrictions herein set forth.

      5.     STOCK RESERVED.

             (a) The stock subject to Options hereunder shall be shares of Common Stock. Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan (the "Available Shares") initially shall not exceed 4,000,000 shares. The number of Available Shares shall be subject to adjustment as provided in Section 7(i) hereof.

             (b) If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall become available for subsequent grants of Options under the Plan unless the Plan shall have been terminated.

      6.     STOCK OPTIONS

             (a)     INCENTIVE STOCK OPTIONS.

                     (1) Options granted pursuant to this Section 6(a) are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 7 hereof. Only employees of the Corporation (as the term "employees" is defined for the purposes of the Internal Revenue
Code) shall be entitled to receive Incentive Stock Options.

                     (2) The aggregate fair market value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this and any other plan of the Corporation or any Parent Corporation or Subsidiary Corporation are exercisable for the first time by any Recipient during any calendar year may not exceed the amount set forth in Section 422(d) of the Internal
Revenue Code.

                     (3) Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under
Section 422 of the Internal Revenue Code and the Treasury Regulations thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited, they shall be void.

             (b) NON-STATUTORY STOCK OPTIONS. Options granted pursuant to this Section 6(b) are intended to constitute Non-statutory Stock Options and shall be subject only to the general terms and conditions specified in
Section 7 hereof.

      7. TERMS AND CONDITIONS OF OPTIONS. Each Option granted pursuant to the Plan shall be evidenced by a written Option agreement between the Corporation and the Recipient, which agreement substantially shall be in the form of Exhibit A hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

             (a) NUMBER OF SHARES. Each Option agreement shall state the number of shares of Common Stock covered by the Option.

             (b) TYPE OF OPTION. Each Option agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-statutory
Stock Option.

             (c)     OPTION PRICE.

                     (1) The Option Price shall be fixed by the Committee at the time of grant of such option and shall not be less than 100% of the fair market value of the Common Stock at the time the Option is granted. The Committee shall, in good faith, determine the fair market value of the Common Stock (without regard to any restrictions other than a restriction which, by its terms, will never lapse) based upon a reasonable method of valuation adopted by the Committee, or such other method as may be permitted by the Code, or regulations or rulings promulgated thereunder. In no event shall the Option Price be less than the par value of the Common Stock. The Committee will use its best efforts to determine the fair market value of the Common Stock subject to the Option, but neither the Committee or the Company will be responsible for the payment of any tax imposed upon the participants, nor will they reimburse participants for their payment of any tax so imposed. Neither the Company, the Committee, nor any member thereof shall make any representation or warranty to any participant regarding federal or state income tax consequences or effects of participating in the Plan.

                     (2) The Option Price of any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock shall be a price not less than 110% of the fair market value per share, determined by the Committee pursuant to Paragraph 7(c)(1), above, on the date of grant of the Incentive Stock Option.

                     (3) The Option Price shall be subject to adjustment as provided in Section 7(i) hereof.

                     (4) The date on which the Committee adopts a resolution expressly granting an option shall be considered the day on which such option is granted, unless a future date is specified in the resolution.

             (d) TERM OF OPTION. Each Option agreement shall state the period during and times at which the Option shall be exercisable; provided, however:

                     (1) The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, although such grant shall not be effective until the Recipient has executed an Option agreement with respect to such Option.

                     (2) Except as further restricted in paragraph 7(d)(3), the exercise period shall not exceed ten years from the date of grant of the option.

                     (3) The exercise period for Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Corporation shall be for no more than five years.

                     (4) The Committee shall have the authority to accelerate or extend the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. No exercise period may be extended to increase the term of the option beyond ten years from the date of the grant.

                     (5) The exercise period shall be subject to earlier termination as provided in Sections 7(f) and 7(g) hereof, and furthermore shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.



(e)     METHOD OF EXERCISE AND MEDIUM AND TIME OF PAYMENT.

                     (1) An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable.

                     (2) Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice to the secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by any applicable securities laws.

                     (3) The Option Price shall be paid in cash, in shares of Common Stock having a fair market value equal to such Option Price, as determined by the Committee in its sole discretion, or in a combination of cash and shares and, subject to approval of the Committee, may be effected in whole or in part (A) with monies received from the Corporation at the time of exercise as a compensatory cash payment, or (B) with monies borrowed from the Corporation pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of an Option and each Recipient; provided, however, that each such method and time for payment and each such borrowing and the terms and conditions of repayment shall be permitted by and be in compliance with applicable law.

                     (4) The Recipient shall make provision for the withholding of taxes as required by Paragraph 8 hereof.

             (f) TERMINATION. Except as provided herein or in any option agreement entered into pursuant hereto, an Option may not be exercised unless the Recipient then is an employee, officer of or director of or consultant to the Corporation, and unless the Recipient has remained continuously as an employee, officer or director of or consultant to the Corporation since the date of grant of the Option.

                     (1) If the Recipient ceases to be an employee, officer or director of, or consultant to, the Corporation for cause (other than by reason of death, Disability or retirement), and except as otherwise provided in any option agreement for the grant of Non-statutory Stock Options pursuant to Section 6(b) hereof, all Options theretofore granted to such Recipient but not theretofore exercised shall immediately terminate.

                     (2) If the Recipient ceases to be an employee, officer or director of, or consultant to, the Corporation (other than by reason of death, Disability or retirement), other than for cause, and except as otherwise provided in any option agreement for the grant of Non-statutory Stock Options pursuant to Section 6(b) hereof, all Options theretofore granted to such Recipient but not theretofore exercised shall terminate three months following the date the Recipient ceased to be an employee, officer or director of, or consultant to, the Corporation.

                     (3) Nothing in the Plan or in any Option granted hereunder shall confer upon an individual any right to continue in the employ of or other relationship with the Corporation or interfere in any way with the right of the Corporation to terminate such employment or other relationship between the individual and the Corporation.

             (g)     DEATH, DISABILITY OR RETIREMENT OF RECIPIENT.
If a Recipient shall die while an employee, officer or director of or a consultant to the Corporation, or if the Recipient's employment, officer or director status or consulting relationship, shall terminate by reason of Disability or Retirement, all Options theretofore granted to such Recipient, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised by the Recipient or by the Recipient's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, at any time within one year after the date of death, Disability or Retirement of the Recipient; provided, however, that in the case of Incentive Stock Options such one-year period shall be limited to three months in the case of Retirement.

             (h)     TRANSFERABILITY RESTRICTION.

                     (1) Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of
1974, or the rules thereunder. Options may be exercised, during the lifetime of the Recipient, only by the Recipient and thereafter only by his or her legal representative.

                     (2) Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in a termination of the Option.

                     (3) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax. The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. Furthermore, the Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

             (i)     EFFECT OF CERTAIN CHANGES.

                     (1) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                     (2) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation; or in the alternative the Committee may provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Option would not otherwise be exercisable.

                     (3) Paragraph (2) of this Section 7(i) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                     (4) In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                      (5) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code.

                     (6) Except as expressly provided in this Section 7(i), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

             (j)     RIGHTS AS SHAREHOLDER - NON-DISTRIBUTIVE INTENT.

                     (1) Neither a person to whom an Option is granted, nor such person's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option until after the Option is exercised and the shares are issued to the person exercising such Option.

                     (2) Upon exercise of an Option at a time when there is no registration statement in effect under the Securities Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the Securities Act. A form of subscription agreement is attached hereto as Exhibit B.

                     (3) No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over the Corporation.

                     (4) No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 7(i) hereof.

             (k) OTHER PROVISIONS. Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise of an option; and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

      8.     AGREEMENT BY RECIPIENT REGARDING TAXES.

             (a) Each Recipient agrees that upon exercise of an Option granted under this Plan, in addition to the payment of the Option Price as provided in Section 7(e) hereof, the Recipient shall pay in cash to the Corporation, an amount sufficient to allow the Corporation to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Recipient.

             (b) Each Option Recipient must acknowledge the possible availability of an election under Section 83(b) of the Code, or any successor provision.

      9. TERM OF PLAN. Options may be granted under this Plan from time to time within a period of five years from the date the Plan is adopted by the Board.

      10. AMENDMENT AND TERMINATION OF THE PLAN. The Committee at any time and from time to time may suspend, terminate, modify or amend the Plan. Except as provided in Section 7 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Recipient is obtained.

      11. ASSUMPTION. Subject to Section 7, the terms and conditions of any outstanding Options granted pursuant to this Plan shall be assumed by, be binding upon and shall inure to the benefit of any successor corporation to the Corporation and continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor corporation may but shall not be obligated to assume this Plan.

      12. TERMINATION OF RIGHT OF ACTION. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation, or by any shareholder of the Corporation against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation, irrespective of the place where an action may be brought and of the place of residence of any such shareholder, director or employee, will cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen or such shorter period as may be provided by law.

      13.    ADOPTION.

             (a) This Plan was approved by the Board of Directors of the Corporation on April 18, 1997.

             (b) This Plan was approved by the shareholders of the Corporation on-------------, 1997.

             (c) If this Plan is not approved by the shareholders of the Corporation within 12 months of the date the Plan was approved by the Board as required by Section 422(b)(1) of the Internal Revenue Code, this Plan and the options granted hereunder shall be and remain effective for all Recipients, but the reference to Incentive Stock Options herein shall be deleted and all options granted hereunder shall be Non-statutory Stock Options pursuant to Section 6(b) hereof.

             (d) Notwithstanding any other provision of this Plan, if any person who is granted options under this Plan prior to shareholder approval of this Plan, ceases to be an officer or employee of the Company prior to shareholder approval of this Plan, all options granted to that person shall immediately terminate.

                                          RECYCLING INDUSTRIES, INC.


                                        By------------------------------
                                          Thomas J. Wiens, Chairman and
                                          Chief Executive Officer

                                                                 EXHIBIT A

                                    FORM OF
                            STOCK OPTION AGREEMENT


     STOCK OPTION AGREEMENT made as of this --- day of ------, 199---, between RECYCLING INDUSTRIES, INC., a Colorado corporation (the
"Corporation"), and ---------------(the "Recipient").

     In accordance with its 1997 Executive Stock Option Plan (the "Plan"), a copy of which is attached and is incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire no par value common stock ("Common Stock") of the Corporation on favorable terms and thereby increase the Recipient's proprietary interest in the Corporation and as incentive to put forth maximum efforts for the success of the business of the Corporation.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:


      1. CONFIRMATION OF GRANT OF OPTION. Pursuant to a determination of the Compensation Committee of the Board of Directors of the Corporation (the "Committee") (if such a Committee has been appointed) or in the absence of a Committee, by the Board of Directors of the Corporation (the "Board") made on --------, ---- 199--- (the "Date of Grant"), the Corporation, subject to the terms of the Plan and of this Agreement, confirms that the Recipient has been irrevocably granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, [an Incentive/a Non-statutory] Stock Option pursuant to Section 6 of the Plan (the "Option") to purchase an aggregate of ------ shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 8 hereof.

      2. OPTION PRICE. The Option Price of shares of Common Stock covered by the Option will be $-------- per share (the "Option Price") subject to adjustment as provided in Paragraph 7(i) of the Plan.

      3. VESTING OF OPTION. This Option shall vest as follows \\to be tailored to each executive\\

      4. EXERCISE OF OPTION. Except as otherwise provided in Section 7 of the Plan, the Option may be exercised in whole or in part at any time during the term of the Option, provided, however, no Option shall be exercisable after the expiration of the term thereof, and no Option shall be exercisable unless the holder shall at the time of exercise have been an employee, officer, consultant to or employee director of the Corporation for a period of at least three months.

             The Option may be exercised, as provided in this Paragraph 4, by notice and payment to the Corporation as provided in Paragraph 11 hereof and
Section 7(e) of the Plan.

      5. TERM OF OPTION. The term of the Option will be through ------ years from the Date of Grant, subject to earlier termination or cancellation as provided in this Agreement.

             The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued upon purchase of such shares through exercise of the Option.

      6. TRANSFERABILITY RESTRICTION. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with
Section 7(h) of the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event, provided, however, that any such termination of the Option under the foregoing provisions of this Paragraph 6 will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

      7. EXERCISE UPON TERMINATION. The Recipient's rights to exercise this Option upon termination of employment or cessation as an officer or employee director shall be as set forth in Section 7(f) of the Plan.

      8. DEATH, DISABILITY OR RETIREMENT OF RECIPIENT. The Recipient's rights to exercise this Option upon the death, Disability or Retirement of the Recipient shall be as set forth in Section 7(g) of the Plan.

      9. ADJUSTMENTS. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 7(i) of the Plan.

      10. NO REGISTRATION OBLIGATION. The Recipient understands that the Option is not registered under the Securities Act of 1933, as amended (the "Securities Act") and the Corporation has no obligation to register under the Securities Act the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option. The Recipient represents that the Option is being acquired by him or her and that such shares of Common Stock will be acquired by him or her for investment and all certificates for the shares issued upon exercise of the Option will bear the following legend unless such shares are registered under the Securities Act prior to their issuance:

     The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Securities Act"), and are "restricted securities" as that term is defined in Rule 144 under the Securities Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company.

     The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise the Recipient and the Corporation are able to establish the existence of an exemption from registration under the Securities Act and applicable state laws.

      11. NOTICES. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation, 384 Inverness Way South, Suite 211, Englewood, Colorado 80112, Attn: Secretary. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient's address below specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 17.

      12.    AGREEMENT BY RECIPIENT REGARDING TAXES.

             (a) The Recipient agrees that upon exercise of an Option, in addition to the payment of the Option Price as provided in Section 7(e) of the Plan, the Recipient shall pay in cash to the Corporation, an amount sufficient to allow the Corporation to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Recipient.

             (b) The Recipient acknowledges the possible availability of an election under Section 83(b) of the Code and agrees to give the Corporation prompt written notice of any election made by such person under Section
83(b) of the Code, or any similar provision thereof.

      13. SECTION 16 COMPLIANCE. The Recipient acknowledges that it is solely responsible for filing all reports that may be required under Section 16 of the Securities Exchange Act of 1934, and that the filing of such reports is not the responsibility of the Corporation or the Committee, or any person thereof.

      14. APPROVAL OF COUNSEL. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange upon which the Common Stock then may be listed.

      15. BENEFITS OF AGREEMENT. This Agreement will inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient's heirs, legal representatives and successors.

      16. GOVERNMENTAL AND OTHER REGULATIONS. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Corporation, be required.

      17. INCORPORATION OF THE PLAN. The Plan is attached hereto and incorporated herein by reference. In the event that any provision in this Agreement conflicts with a provision in the Plan, the Plan shall govern. All capitalized terms not otherwise defined herein shall be as defined in the Plan.

             Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.






RECYCLING INDUSTRIES, INC.



                                             By--------------------------------

                                               Name----------------------------

                                               Title---------------------------

      The undersigned Recipient understands the terms of this Option Agreement and the attached Plan and hereby agrees to comply therewith.

Date ----------------, 19-----                 --------------------------------
                                               Recipient:----------------------
                                               Tax ID Number:------------------
                                               Address:------------------------
                                               --------------------------------
                                               --------------------------------

                                                                      EXHIBIT B


                                    FORM OF
                            SUBSCRIPTION AGREEMENT


     THE SECURITIES OF RECYCLING INDUSTRIES, INC. BEING SUBSCRIBED FOR HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS AND ARE OFFERED UNDER EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF SUCH LAWS.

     IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     This Subscription Agreement is entered for the purpose of the Undersigned acquiring ------------shares of the no par value common stock (the "Securities") of RECYCLING INDUSTRIES, INC., a Colorado corporation (the "Corporation") from the Corporation upon the exercise of an Option pursuant to the RECYCLING INDUSTRIES, Inc. 1997 Stock Option Plan (the "Plan"). It is understood that no exercise of an Option at a time when no registration statement relating thereto is effective under the Securities Act of 1933, as amended (the "Securities Act") can be completed until the Undersigned executes this Subscription Agreement and delivers it to the Corporation, and then such exercise is effective only in accordance with the terms of the Plan and this Subscription Agreement.

     In connection with the Undersigned's acquisition of the Securities, the Undersigned represents and warrants to the Corporation as follows:


      1.     The Undersigned has been provided with the following information:
\\need to insert at the time of exercise\\ (all of which is referred to herein as the "Available Information").

      2. The Corporation has given the Undersigned the opportunity to ask questions of and to receive answers from persons acting on the Corporation's behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional reasonable information regarding the Corporation, its business and financial condition which the Corporation possesses or can acquire without unreasonable effort or expense.

      3. The Securities are being acquired by the Undersigned for his or her own account and not on behalf of any other person or entity. The Undersigned's present financial condition is such that it is unlikely that it would be necessary for the Undersigned to dispose of any portion of the Securities in the foreseeable future.

      4. The Undersigned understands that the Securities being acquired hereby have not been registered under the Securities Act or any state or foreign securities laws, and are and will continue to be restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the Securities Act and applicable state statutes, and consents to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Corporation will cause its stock transfer records to note such restrictions.

      5. By the Undersigned's execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

      6. This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

      7. Incorporation of the Plan. The Plan is attached hereto and incorporated herein by reference. In the event that any provision in this Agreement conflicts with a provision in the Plan, the Plan shall govern. All capitalized terms not otherwise defined herein shall be as defined in the Plan.

                                       (Undersigned)



Date ----------------, 19-----                 --------------------------------
                                               Recipient:----------------------
                                               Tax ID Number:------------------
                                               Address:------------------------
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